UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

AB GLOBAL RISK ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2022

Date of reporting period: November 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

NOV    11.30.22

ANNUAL REPORT

AB GLOBAL RISK ALLOCATION FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Global Risk Allocation Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

January 10, 2023

This report provides management’s discussion of fund performance for the AB Global Risk Allocation Fund for the annual reporting period ended November 30, 2022.

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2022 (unaudited)

	6 Months	12 Months

AB GLOBAL RISK ALLOCATION FUND[1]

Class A Shares	-5.27%	-4.79%

Class C Shares	-5.57%	-5.47%

Advisor Class Shares[2]	-5.11%	-4.49%

Class R Shares[2]	-5.40%	-5.08%

Class K Shares[2]	-5.28%	-4.82%

Class I Shares[2]	-5.06%	-4.46%

Primary Benchmark: MSCI World Index	-1.77%	-10.86%

Blended Benchmark: 60% MSCI World Index / 40% Bloomberg Global Aggregate Bond Index	-3.46%	-13.06%

Bloomberg Global Aggregate Bond Index	-6.34%	-16.82%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, and its blended benchmark, a 60% / 40% blend of MSCI World Index / Bloomberg Global Aggregate Bond Index, respectively, for the six- and 12-month periods ended November 30, 2022. The table also includes the individual performance of the Bloomberg Global Aggregate Bond Index.

Over the 12-month period, all share classes of the Fund outperformed both the primary and blended benchmarks, before sales charges. During the six-month period, all share classes of the Fund underperformed both the primary and blended benchmarks, before sales charges. The Fund is

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strategically diversified in multi-asset exposures, and therefore has a larger exposure to inflation-sensitive assets, such as commodities, than both the primary and blended benchmarks. As commodities strongly outperformed over the 12-month period, this allocation contributed to relative returns. Conversely, as commodities strongly underperformed over the six-month period, this allocation detracted from returns and offset the relatively stronger performance of both equity and interest-rate exposures.

During the 12-month period, commodity exposure contributed, while interest-rate and global equity exposure detracted on an absolute basis. During the six-month period, commodity and interest-rate exposures detracted from performance, while global equity exposures added to returns.

The Fund utilized derivatives for hedging and investment purposes. During both periods, currency forwards and credit default swaps added to absolute returns, while interest rate swaps and written options detracted. Futures detracted for the six-month period and added for the 12-month period. Variance swaps detracted during the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the six- and 12-month periods ended November 30, 2022. The global economic outlook deteriorated as persistent inflation and increasingly hawkish central banks—led by the US Federal Reserve (the “Fed”)—elevated investor concern that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back as the Fed implemented four consecutive 0.75% interest-rate increases. Equity markets began to rebound at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes and review the impact of higher rates over a longer time horizon. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period.

Fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets until November, when markets rallied on lower-than-expected inflation. Most major central banks aggressively tightened monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bonds fell the most in the UK and eurozone, and by the least in Japan. In credit-risk sectors, securitized assets generally outperformed corporate bonds. Investment-grade corporate bonds trailed developed-market treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds in the US and eurozone outperformed respective treasury markets. Emerging-market sovereign bonds hedged to

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the US dollar materially underperformed developed-market treasuries. Emerging-market investment-grade corporate bonds slightly outperformed investment-grade corporates. Emerging-market local-currency bonds lagged as the US dollar advanced against all developed-market currencies and the vast majority of emerging-market currencies. Brent crude oil prices ended higher, even as prices fell later in the period on global growth concerns and reduced demand.

The Fund’s Senior Investment Management Team uses proprietary quantitative signals along with fundamental research insights when allocating risk to equities, interest-rate exposure and inflation-sensitive assets. Over the 12-month period, the Fund maintained its overweight in risk allocation to equities. The Fund also maintained an overweight to inflation-sensitive exposures relative to interest-rate exposures. Within interest-rate allocation, the Fund maintained the biggest exposure to US duration.

INVESTMENT POLICIES

The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income and inflation-sensitive instruments. In making decisions on the allocation of assets among asset classes, the Adviser will use a risk-balanced approach. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, the Adviser assesses the volatility, tail loss and return potential of each asset. Fund assets are then allocated among asset classes so that no asset class dominates the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on its determinations of volatility, tail loss and return potential.

The asset classes in which the Fund may invest include:

+	equity/credit: equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below)

+	fixed-income: fixed-income securities of the US and foreign governments and their agencies and instrumentalities

+	inflation-sensitive: global inflation-indexed securities (including Treasury inflation-protected securities) and commodity-related instruments and derivatives (including commodity futures).

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities, derivatives or

(continued on next page)

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exchange-traded funds (“ETFs”) intended to track the performance of segments within each particular asset class. The inflation-sensitive asset class consists of instruments, the prices of which are affected directly or indirectly by the level and change in the rate of inflation, such as commodity derivatives.

Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch Ratings, or the equivalent by any other nationally recognized statistical rating organization, which are commonly known as “junk bonds”). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund’s investments will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-US companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures contracts and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser considers factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions.

Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). In addition, the Fund may at times invest in shares of ETFs in lieu of making direct investments in securities.

(continued on next page)

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While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest without limitation in commodities and commodities-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the Fund’s currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may also cause the Fund to take on currency exposure for purposes other than hedging, relying on its fundamental and quantitative research with the goal of increasing returns or managing risk. Currency-related investments may include currencies acquired on a spot (i.e., cash) basis and currency-related derivatives, including forward currency exchange contracts and options on currencies.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index and the Bloomberg Global Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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DISCLOSURES AND RISKS (continued)

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with ratings below investment-grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2012 TO 11/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Global Risk Allocation Fund Class A shares (from 11/30/2012 to 11/30/2022) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-4.79%	-8.82%

5 Years	4.18%	3.29%

10 Years	4.18%	3.73%

CLASS C SHARES

1 Year	-5.47%	-6.33%

5 Years	3.41%	3.41%

10 Years[1]	3.41%	3.41%

ADVISOR CLASS SHARES[2]

1 Year	-4.49%	-4.49%

5 Years	4.45%	4.45%

10 Years	4.45%	4.45%

CLASS R SHARES[2]

1 Year	-5.08%	-5.08%

5 Years	3.83%	3.83%

10 Years	3.84%	3.84%

CLASS K SHARES[2]

1 Year	-4.82%	-4.82%

5 Years	4.15%	4.15%

10 Years	4.16%	4.16%

CLASS I SHARES[2]

1 Year	-4.46%	-4.46%

5 Years	4.49%	4.49%

10 Years	4.56%	4.56%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.29%, 2.05%, 1.04%, 1.66%, 1.35% and 1.02% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-13.79%

5 Years	2.48%

10 Years	3.42%

CLASS C SHARES

1 Year	-11.48%

5 Years	2.59%

10 Years[1]	3.09%

ADVISOR CLASS SHARES[2]

1 Year	-9.78%

5 Years	3.62%

10 Years	4.13%

CLASS R SHARES[2]

1 Year	-10.29%

5 Years	3.01%

10 Years	3.52%

CLASS K SHARES[2]

1 Year	-10.07%

5 Years	3.33%

10 Years	3.83%

CLASS I SHARES[2]

1 Year	-9.74%

5 Years	3.67%

10 Years	4.23%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$946.20	$6.34	1.30%	$6.49	1.33%
Hypothetical**	$1,000	$1,018.55	$6.58	1.30%	$6.73	1.33%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$943.10	$9.99	2.05%	$10.13	2.08%
Hypothetical**	$1,000	$1,014.79	$10.35	2.05%	$10.50	2.08%
Advisor Class
Actual	$1,000	$947.30	$5.13	1.05%	$5.27	1.08%
Hypothetical**	$1,000	$1,019.80	$5.32	1.05%	$5.47	1.08%
Class R
Actual	$1,000	$944.90	$8.04	1.65%	$8.19	1.68%
Hypothetical**	$1,000	$1,016.80	$8.34	1.65%	$8.49	1.68%
Class K
Actual	$1,000	$946.10	$6.59	1.35%	$6.73	1.38%
Hypothetical**	$1,000	$1,018.30	$6.83	1.35%	$6.98	1.38%
Class I
Actual	$1,000	$947.70	$5.03	1.03%	$5.18	1.06%
Hypothetical**	$1,000	$1,019.90	$5.22	1.03%	$5.37	1.06%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

November 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $238.6

1

The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following: Argentina, Australia, Austria, Belgium, Bermuda, Brazil, Chile, Colombia, Finland, Ireland, Jordan, Mongolia, Norway, Portugal, South Africa, Spain, Turkey, United Arab Emirates and Zambia.

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PORTFOLIO SUMMARY (continued)

November 30, 2022 (unaudited)

TEN LARGEST HOLDINGS1

Security	U.S. $ Value	Percent of Net Assets

U.S. Treasury Inflation Index	$63,910,727	26.8%

Japanese Government CPI Linked Bond Series 21	18,942,361	7.9

iShares Russell 1000 Value ETF – Class E	6,639,422	2.8

iShares Russell 2000 Value ETF	2,999,261	1.3

VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E	2,376,005	1.0

Vanguard Real Estate ETF	2,172,053	0.9

Mexico Government International Bond	1,148,759	0.5

Synopsys, Inc.	330,712	0.1

Cadence Design Systems, Inc.	308,984	0.1

Costco Wholesale Corp.	272,321	0.1

	$99,100,605	41.5%

1	Long-term investments.

16 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

November 30, 2022

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 34.7%
Japan – 7.9%
Japanese Government CPI Linked Bond Series 21 0.10%, 03/10/2026	JPY	2,518,341	$18,942,361

United States – 26.8%
U.S. Treasury Inflation Index 0.375%, 07/15/2025 (TIPS)(a)	U.S.$	59,502	57,336,157
0.375%, 01/15/2027 (TIPS)		6,917	6,574,570

			63,910,727

Total Inflation-Linked Securities (cost $90,892,408)			82,853,088

		Shares
COMMON STOCKS – 27.0%
Information Technology – 4.4%
Communications Equipment – 0.2%
Cisco Systems, Inc.		2,148	106,799
F5, Inc.(b)		462	71,430
Juniper Networks, Inc.		2,077	69,039
Motorola Solutions, Inc.		840	228,648
Nokia Oyj		5,115	25,201
Telefonaktiebolaget LM Ericsson – Class B		4,594	28,996

			530,113

Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp. – Class A		2,168	174,372
Arrow Electronics, Inc.(b)		775	84,274
Avnet, Inc.		1,566	70,736
CDW Corp./DE		1,016	191,658
Corning, Inc.		2,176	74,267
Flex Ltd.(b)		3,294	72,402
Hexagon AB – Class B		5,852	66,920
TE Connectivity Ltd.		878	110,733
Teledyne Technologies, Inc.(b)		130	54,613
Trimble, Inc.(b)		1,320	78,870
Vontier Corp.		269	5,281

			984,126

IT Services – 1.2%
Accenture PLC – Class A		613	184,470
Akamai Technologies, Inc.(b)		806	76,457
Amadeus IT Group SA(b)		787	42,551
Atos SE(b)		247	2,602
Automatic Data Processing, Inc.		831	219,500
Black Knight, Inc.(b)		362	22,440

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Broadridge Financial Solutions, Inc.	1,174	$175,055
Capgemini SE	360	65,087
CGI, Inc.(b)	1,595	139,254
Cognizant Technology Solutions Corp. – Class A	1,099	68,369
DXC Technology Co.(b)	635	18,840
Edenred	463	25,437
Fidelity National Information Services, Inc.	1,949	141,458
Fiserv, Inc.(b)	2,368	247,125
FleetCor Technologies, Inc.(b)	249	48,854
Gartner, Inc.(b)	575	201,463
Global Payments, Inc.	1,430	148,405
International Business Machines Corp.	502	74,748
Kyndryl Holdings, Inc.(b)	100	1,171
Mastercard, Inc. – Class A	649	231,304
Paychex, Inc.	1,472	182,572
PayPal Holdings, Inc.(b)	1,263	99,032
Sabre Corp.(b)(c)	2,420	14,786
VeriSign, Inc.(b)	824	164,643
Visa, Inc. – Class A(c)	718	155,806
Western Union Co. (The)	3,117	45,695
Worldline SA/France(b)(d)	725	34,344

		2,831,468

Semiconductors & Semiconductor Equipment – 1.0%
Advanced Micro Devices, Inc.(b)	3,412	264,874
Analog Devices, Inc.	1,478	254,083
Applied Materials, Inc.	967	105,983
ASML Holding NV	269	164,230
Broadcom, Inc.	205	112,961
Infineon Technologies AG	1,599	53,711
Intel Corp.	1,884	56,652
KLA Corp.	609	239,428
Lam Research Corp.	384	181,394
Marvell Technology, Inc.	2,554	118,812
Microchip Technology, Inc.	1,578	124,962
Micron Technology, Inc.	1,172	67,566
NVIDIA Corp.	1,024	173,292
NXP Semiconductors NV	516	90,733
Qorvo, Inc.(b)	444	44,067
QUALCOMM, Inc.	984	124,466
Skyworks Solutions, Inc.	431	41,212
STMicroelectronics NV	1,365	52,835
Texas Instruments, Inc.	847	152,850

		2,424,111

18 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Software – 1.3%
Adobe, Inc.(b)	449	$154,874
ANSYS, Inc.(b)	635	161,480
Autodesk, Inc.(b)	395	79,770
BlackBerry Ltd.(b)	2,745	13,305
Cadence Design Systems, Inc.(b)	1,796	308,984
Cerence, Inc.(b)	343	7,035
Constellation Software, Inc./Canada	106	170,883
Dassault Systemes SE	3,230	120,438
Fortinet, Inc.(b)	5,115	271,913
Intuit, Inc.	570	232,326
Micro Focus International PLC (Sponsored ADR)(c)	345	2,146
Microsoft Corp.	995	253,864
NortonLifeLock, Inc.	1,835	42,132
Open Text Corp.	1,658	48,687
Oracle Corp.	1,536	127,534
Palo Alto Networks, Inc.(b)	891	151,381
Roper Technologies, Inc.	184	80,756
Sage Group PLC (The)	5,404	52,416
Salesforce, Inc.(b)	534	85,573
SAP SE	466	51,706
ServiceNow, Inc.(b)	428	178,176
Splunk, Inc.(b)	575	44,666
Synopsys, Inc.(b)	974	330,712
VMware, Inc. – Class A(b)	1,129	137,162
Workday, Inc. – Class A(b)	384	64,474

		3,172,393

Technology Hardware, Storage & Peripherals – 0.3%
Apple, Inc.	1,628	240,993
Dell Technologies, Inc. – Class C	1,368	61,273
Hewlett Packard Enterprise Co.	3,043	51,061
HP, Inc.	2,579	77,473
NetApp, Inc.	1,082	73,154
Seagate Technology Holdings PLC	978	51,805
Topicus.com, Inc.(b)	197	10,955
Western Digital Corp.(b)	465	17,089
Xerox Holdings Corp.	1,717	28,004

		611,807

		10,554,018

Financials – 3.7%
Banks – 0.8%
ABN AMRO Bank NV(d)	1,125	14,508
Banco Bilbao Vizcaya Argentaria SA	3,189	18,793
Banco de Sabadell SA	16,277	15,198
Banco Santander SA	3,967	11,837

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Bank of America Corp.	1,350	$51,097
Bank of Ireland Group PLC	2,334	19,354
Bank of Montreal	747	72,959
Bank of Nova Scotia (The)	862	44,973
Bankinter SA	3,395	22,329
Barclays PLC	10,110	19,776
BNP Paribas SA	331	18,599
CaixaBank SA	8,772	32,613
Canadian Imperial Bank of Commerce	1,168	56,257
Citigroup, Inc.	564	27,303
Citizens Financial Group, Inc.	745	31,573
Comerica, Inc.	403	28,911
Commerzbank AG(b)	2,045	17,129
Credit Agricole SA	1,641	16,598
Danske Bank A/S	858	15,451
DNB Bank ASA	1,818	35,498
Erste Group Bank AG	821	25,707
Fifth Third Bancorp	1,167	42,432
First Citizens BancShares, Inc./NC – Class A	43	35,108
First Republic Bank/CA	402	51,299
HSBC Holdings PLC	5,317	32,576
Huntington Bancshares, Inc./OH	2,387	36,951
ING Groep NV	1,574	19,088
Intesa Sanpaolo SpA	18,206	40,422
JPMorgan Chase & Co.	448	61,905
KBC Group NV	411	22,767
KeyCorp	1,685	31,695
Lloyds Banking Group PLC	36,308	20,718
M&T Bank Corp.	648	110,173
National Bank of Canada	1,132	80,729
NatWest Group PLC	6,427	20,440
Nedbank Group Ltd.	441	5,831
Nordea Bank Abp (Helsinki)	88	926
Nordea Bank Abp (Stockholm)	3,090	32,473
PNC Financial Services Group, Inc. (The)	291	48,964
Raiffeisen Bank International AG(b)	1,044	16,429
Regions Financial Corp.	1,804	41,871
Royal Bank of Canada	718	71,408
Signature Bank/New York NY	215	29,992
Skandinaviska Enskilda Banken AB – Class A	3,315	38,224
Societe Generale SA	422	10,621
Standard Chartered PLC	2,940	21,900
Svenska Handelsbanken AB – Class A	2,923	29,691
Swedbank AB – Class A	1,696	27,600
Toronto-Dominion Bank (The)	1,045	69,553
Truist Financial Corp.	1,653	77,377
UniCredit SpA	1,079	14,737

20 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

US Bancorp	800	$36,312
Wells Fargo & Co.	690	33,085

		1,809,760

Capital Markets – 1.1%
3i Group PLC	4,463	73,329
Abrdn PLC	11,793	27,949
Affiliated Managers Group, Inc.	225	36,095
Ameriprise Financial, Inc.	250	82,987
Bank of New York Mellon Corp. (The)	853	39,153
BlackRock, Inc.	109	78,044
Brookfield Asset Management, Inc. – Class A(c)	41	1,933
Brookfield Asset Management, Inc. – Class A (Canada)	1,867	88,024
Charles Schwab Corp. (The)	1,564	129,093
CI Financial Corp.	2,261	23,919
CME Group, Inc.	377	66,541
Credit Suisse Group AG (REG)	1,310	4,007
Deutsche Bank AG (REG)	1,113	11,829
Deutsche Boerse AG	355	65,240
Franklin Resources, Inc.	837	22,440
Goldman Sachs Group, Inc. (The)	162	62,556
Hargreaves Lansdown PLC	1,868	19,247
IGM Financial, Inc.	1,289	37,401
Intercontinental Exchange, Inc.	727	78,741
Invesco Ltd.	1,109	21,193
Investec PLC	4,737	29,585
Jefferies Financial Group, Inc.	1,464	55,617
Julius Baer Group Ltd.	634	36,520
London Stock Exchange Group PLC	1,249	125,069
Moody’s Corp.	325	96,938
Morgan Stanley	1,891	175,995
MSCI, Inc.	361	183,327
Nasdaq, Inc.	2,259	154,651
Ninety One PLC	3,019	7,321
Northern Trust Corp.	412	38,361
Onex Corp.	648	34,150
Partners Group Holding AG	68	67,753
Quilter PLC(d)	2,789	3,409
Raymond James Financial, Inc.	627	73,296
S&P Global, Inc.	625	220,500
Schroders PLC	5,552	29,968
SEI Investments Co.	695	43,285
St. James’s Place PLC	2,130	29,937
State Street Corp.	421	33,541
T. Rowe Price Group, Inc.	627	78,319
UBS Group AG (REG)	1,814	33,473

		2,520,736

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Finance – 0.1%
Ally Financial, Inc.	1,228	$33,168
American Express Co.	516	81,316
Bread Financial Holdings, Inc.	215	8,822
Capital One Financial Corp.	376	38,818
Discover Financial Services	568	61,549
Navient Corp.	1,339	22,187
Provident Financial PLC	1,368	3,253
Synchrony Financial	1,033	38,820

		287,933

Diversified Financial Services – 0.2%
Berkshire Hathaway, Inc. – Class B(b)	231	73,597
Element Fleet Management Corp.	3,194	45,257
Eurazeo SE	635	40,078
EXOR NV(e)(f)	480	37,502
Groupe Bruxelles Lambert NV	1,242	100,248
Industrivarden AB – Class A	44	1,136
Industrivarden AB – Class C	1,828	46,827
Investor AB – Class B	3,608	67,148
Jackson Financial, Inc. – Class A	38	1,419
Kinnevik AB – Class B(b)	1,368	21,088
L E Lundbergforetagen AB – Class B	856	37,398
M&G PLC	1,555	3,634
Voya Financial, Inc.(c)	775	51,134
Wendel SE	294	27,375

		553,841

Insurance – 1.5%
Admiral Group PLC	1,243	30,389
Aegon NV	4,545	22,282
Aflac, Inc.	1,388	99,839
Ageas SA/NV	832	33,689
Allianz SE (REG)	222	47,388
Allstate Corp. (The)	643	86,098
American International Group, Inc.	720	45,439
Aon PLC – Class A	435	134,102
Arch Capital Group Ltd.(b)	1,779	106,580
Arthur J Gallagher & Co.	958	190,747
Assicurazioni Generali SpA	1,915	33,971
Assurant, Inc.	420	53,852
Aviva PLC	3,940	21,273
Axis Capital Holdings Ltd.	710	40,868
Baloise Holding AG (REG)	288	43,558
Brighthouse Financial, Inc.(b)	60	3,344
Brookfield Asset Management Reinsurance Partners Ltd. – Class A(b)	12	566
Chubb Ltd.	371	81,468
Cincinnati Financial Corp.	705	78,227

22 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Direct Line Insurance Group PLC	8,791	$22,247
Everest Re Group Ltd.	214	72,319
Fairfax Financial Holdings Ltd.	85	48,769
Fidelity National Financial, Inc.	1,183	47,746
Gjensidige Forsikring ASA	2,409	46,503
Globe Life, Inc.	598	71,736
Great-West Lifeco, Inc.	2,017	48,103
Hannover Rueck SE	383	72,705
Hartford Financial Services Group, Inc. (The)	878	67,053
iA Financial Corp., Inc.	1,008	56,869
Intact Financial Corp.	960	143,634
Legal & General Group PLC	13,473	41,330
Lincoln National Corp.	446	17,367
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	3,395	3,552
Loews Corp.	1,014	58,964
Manulife Financial Corp.	2,171	39,106
Mapfre SA	8,898	16,921
Markel Corp.(b)	39	51,669
Marsh & McLennan Cos., Inc.	753	130,405
MetLife, Inc.	661	50,699
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	212	66,961
NN Group NV	985	42,095
Old Mutual Ltd.	9,763	6,484
Poste Italiane SpA(d)	5,111	50,301
Power Corp. of Canada	3,725	93,710
Principal Financial Group, Inc.	589	52,822
Progressive Corp. (The)	1,147	151,576
Prudential Financial, Inc.	336	36,298
Prudential PLC	1,555	18,497
Reinsurance Group of America, Inc.	376	54,294
RenaissanceRe Holdings Ltd.	388	73,297
Sampo Oyj – Class A	886	44,870
SCOR SE	791	15,210
Sun Life Financial, Inc.	1,344	63,685
Swiss Life Holding AG (REG)	132	70,565
Swiss Re AG	469	42,035
Travelers Cos., Inc. (The)	464	88,072
Trisura Group Ltd.(b)	28	893
Tryg A/S	4,038	93,948
UnipolSai Assicurazioni SpA	12,165	31,035
Unum Group	830	35,009
Willis Towers Watson PLC	352	86,648
WR Berkley Corp.	1,653	126,091
Zurich Insurance Group AG	154	73,987

		3,679,760

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
AGNC Investment Corp.	2,408	$24,056
Annaly Capital Management, Inc.	914	19,806

		43,862

Thrifts & Mortgage Finance – 0.0%
New York Community Bancorp, Inc.	3,312	30,967

		8,926,859

Health Care – 3.2%
Biotechnology – 0.4%
AbbVie, Inc.	1,379	222,267
Alkermes PLC(b)	331	8,202
Amgen, Inc.	320	91,648
Biogen, Inc.(b)	169	51,574
BioMarin Pharmaceutical, Inc.(b)	341	34,434
Genmab A/S(b)	279	129,287
Gilead Sciences, Inc.	703	61,745
Grifols SA(b)	2,271	24,332
Idorsia Ltd.(b)	213	3,158
Incyte Corp.(b)	189	15,058
Regeneron Pharmaceuticals, Inc.(b)	66	49,612
Seagen, Inc.(b)	303	36,781
United Therapeutics Corp.(b)	217	60,736
Vertex Pharmaceuticals, Inc.(b)	246	77,834

		866,668

Health Care Equipment & Supplies – 0.9%
Abbott Laboratories	1,269	136,519
Alcon, Inc.	184	12,689
Align Technology, Inc.(b)	301	59,195
Arjo AB – Class B	2,759	10,964
Baxter International, Inc.	1,040	58,791
Becton Dickinson and Co.	362	90,261
Boston Scientific Corp.(b)	1,769	80,083
Coloplast A/S – Class B	742	87,717
Cooper Cos., Inc. (The)	246	77,822
Demant A/S(b)	2,432	69,468
DENTSPLY SIRONA, Inc.	989	29,927
Dexcom, Inc.(b)	1,720	200,002
Edwards Lifesciences Corp.(b)	960	74,160
Embecta Corp.	72	2,370
EssilorLuxottica SA	493	92,061
Getinge AB – Class B	2,759	64,484
Hologic, Inc.(b)	1,129	85,985
IDEXX Laboratories, Inc.(b)	330	140,537
Intuitive Surgical, Inc.(b)	549	148,444
Koninklijke Philips NV	488	7,312
Medtronic PLC	683	53,984

24 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

ResMed, Inc.	778	$179,096
Smith & Nephew PLC	4,175	55,031
Sonova Holding AG (REG)	435	112,952
Stryker Corp.	486	113,670
Teleflex, Inc.	270	63,212
Zimmer Biomet Holdings, Inc.	375	45,037
Zimvie, Inc.(b)	37	331

		2,152,104

Health Care Providers & Services – 0.7%
AmerisourceBergen Corp.	482	82,273
Cardinal Health, Inc.	702	56,279
Centene Corp.(b)	956	83,220
Cigna Corp.	492	161,814
CVS Health Corp.	1,161	118,283
DaVita, Inc.(b)	632	46,597
Elevance Health, Inc.	274	146,020
Fresenius Medical Care AG & Co. KGaA	755	23,614
Fresenius SE & Co. KGaA	693	19,309
HCA Healthcare, Inc.	514	123,473
Henry Schein, Inc.(b)	702	56,806
Humana, Inc.	169	92,933
Laboratory Corp. of America Holdings	407	97,965
McKesson Corp.	241	91,985
Mediclinic International PLC	5,230	31,187
Patterson Cos., Inc.	1,039	29,549
Pediatrix Medical Group, Inc.(b)	637	10,179
Quest Diagnostics, Inc.	556	84,417
UnitedHealth Group, Inc.	310	169,806
Universal Health Services, Inc. – Class B	362	47,368

		1,573,077

Life Sciences Tools & Services – 0.5%
Agilent Technologies, Inc.	816	126,464
Danaher Corp.	776	212,166
Eurofins Scientific SE	1,160	80,522
Illumina, Inc.(b)	183	39,909
IQVIA Holdings, Inc.(b)	646	140,841
Lonza Group AG (REG)	278	146,254
Mettler-Toledo International, Inc.(b)	105	154,304
QIAGEN NV(b)	1,521	75,936
Thermo Fisher Scientific, Inc.	346	193,836
Waters Corp.(b)	286	99,127

		1,269,359

Pharmaceuticals – 0.7%
AstraZeneca PLC	729	98,663
AstraZeneca PLC (Sponsored ADR)	492	33,441
Bausch Health Cos., Inc.(b)	834	5,847
Bayer AG (REG)	526	30,527

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Bristol-Myers Squibb Co.	1,220	$97,942
Eli Lilly & Co.	693	257,158
EUROAPI SASU(b)	26	464
GSK PLC	2,919	49,635
Hikma Pharmaceuticals PLC	2,641	48,400
Jazz Pharmaceuticals PLC(b)	223	34,991
Johnson & Johnson	554	98,612
Merck & Co., Inc.	863	95,034
Merck KGaA	536	98,203
Novartis AG (REG)	923	82,105
Novo Nordisk A/S – Class B	1,284	161,063
Organon & Co.	86	2,238
Orion Oyj – Class B	948	50,052
Perrigo Co. PLC	428	13,794
Pfizer, Inc.	2,016	101,062
Roche Holding AG (Genusschein)	268	87,535
Sanofi	604	54,559
Takeda Pharmaceutical Co., Ltd. (Sponsored ADR)(c)	1,184	17,440
UCB SA	558	45,040
Viatris, Inc.	1,277	14,085
Vifor Pharma AG	380	68,330
Zoetis, Inc.	996	153,523

		1,799,743

		7,660,951

Industrials – 2.9%
Aerospace & Defense – 0.4%
Airbus SE	181	20,778
Babcock International Group PLC(b)	1,434	4,955
BAE Systems PLC	2,639	26,136
Boeing Co. (The)(b)	219	39,175
Bombardier, Inc. – Class B(b)	292	10,287
CAE, Inc.(b)	2,809	60,747
Dassault Aviation SA	110	17,485
General Dynamics Corp.	241	60,826
Howmet Aerospace, Inc.	824	31,040
Huntington Ingalls Industries, Inc.	180	41,753
L3Harris Technologies, Inc.	1,019	231,394
Leonardo SpA	684	5,488
Lockheed Martin Corp.	198	96,068
Northrop Grumman Corp.	198	105,591
Raytheon Technologies Corp.	1,280	126,362
Rolls-Royce Holdings PLC(b)	5,507	6,102
Safran SA	174	21,504
Textron, Inc.	720	51,394
Thales SA	192	24,562
TransDigm Group, Inc.	93	58,450

		1,040,097

26 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Air Freight & Logistics – 0.2%
CH Robinson Worldwide, Inc.	534	$53,517
Deutsche Post AG (REG)	500	19,974
DSV A/S	295	47,198
Expeditors International of Washington, Inc.	744	86,349
FedEx Corp.	189	34,440
Kuehne & Nagel International AG (REG)	139	33,768
Royal Mail PLC	3,581	9,951
United Parcel Service, Inc. – Class B	471	89,363

		374,560

Airlines – 0.0%
American Airlines Group, Inc.(b)	507	7,316
Delta Air Lines, Inc.(b)	566	20,019
Deutsche Lufthansa AG (REG)(b)	1,312	10,577
easyJet PLC(b)	1,301	6,252
International Consolidated Airlines Group SA(b)	4,711	7,750
Southwest Airlines Co.(b)	528	21,073
United Airlines Holdings, Inc.(b)	315	13,914

		86,901

Building Products – 0.1%
A O Smith Corp.	711	43,186
Assa Abloy AB – Class B	848	19,444
Carrier Global Corp.	587	26,016
Cie de Saint-Gobain	254	11,712
Fortune Brands Home & Security, Inc.	681	44,496
Geberit AG (REG)	50	23,968
Johnson Controls International PLC	1,024	68,035
Masco Corp.	1,061	53,878
Otis Worldwide Corp.	293	22,880
Resideo Technologies, Inc.(b)	63	1,021

		314,636

Commercial Services & Supplies – 0.3%
Cintas Corp.	386	178,247
G4S PLC(b)(e)(f)	3,969	11,720
ISS A/S(b)	413	9,021
Republic Services, Inc.	966	134,554
Securitas AB – Class B	2,207	18,104
Societe BIC SA	160	10,570
Stericycle, Inc.(b)	372	19,392
Waste Connections, Inc.	891	128,750
Waste Management, Inc.	916	153,632

		663,990

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	558	15,837
Boskalis Westminster(e)(f)	549	18,852

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Bouygues SA	319	$9,865
Eiffage SA	192	18,905
Epiroc AB – Class A	436	8,396
Epiroc AB – Class B	520	8,688
Ferrovial SA	1,093	29,393
Fluor Corp.(b)	716	24,065
HOCHTIEF AG	79	4,595
Metso Outotec Oyj	1,685	15,866
Orascom Construction PLC	173	685
Skanska AB – Class B	763	12,421
SNC-Lavalin Group, Inc.	1,097	19,793
Vinci SA	175	17,669

		205,030

Electrical Equipment – 0.2%
ABB Ltd. (REG)	788	24,765
Accelleron Industries AG(b)	39	792
Acuity Brands, Inc.	140	26,361
AMETEK, Inc.	672	95,706
Eaton Corp. PLC	547	89,407
Emerson Electric Co.	688	65,890
Legrand SA	296	24,118
nVent Electric PLC	481	19,245
Prysmian SpA	537	18,924
Rockwell Automation, Inc.	235	62,092
Schneider Electric SE	198	29,240
Sensata Technologies Holding PLC	858	38,696
Siemens Energy AG(b)	59	991
Vestas Wind Systems A/S	760	19,746

		515,973

Industrial Conglomerates – 0.1%
3M Co.	284	35,775
DCC PLC	173	9,213
General Electric Co.	199	17,108
Honeywell International, Inc.	378	82,990
Melrose Industries PLC	8,829	14,283
Siemens AG (REG)	118	16,365
Smiths Group PLC	1,381	26,579

		202,313

Machinery – 0.6%
AGCO Corp.	496	65,829
Alfa Laval AB	849	24,446
Alstom SA	671	17,618
ANDRITZ AG	354	19,373
Atlas Copco AB – Class A	1,744	21,739
Atlas Copco AB – Class B	2,080	23,615
Caterpillar, Inc.	323	76,360
CNH Industrial NV	1,193	19,227

28 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Cummins, Inc.	221	$55,506
Daimler Truck Holding AG(b)	174	5,736
Deere & Co.	289	127,449
Dover Corp.	428	60,755
Electrolux Professional AB – Class B	748	3,100
Flowserve Corp.	599	18,785
Fortive Corp.	674	45,529
GEA Group AG	378	15,457
Husqvarna AB – Class B	2,521	19,791
Illinois Tool Works, Inc.	349	79,387
IMI PLC	1,187	19,521
Ingersoll Rand, Inc.	413	22,290
Iveco Group NV(b)	238	1,607
Kone Oyj – Class B	326	16,303
Middleby Corp. (The)(b)	251	36,192
PACCAR, Inc.	502	53,167
Parker-Hannifin Corp.	211	63,076
Pentair PLC	481	22,015
Sandvik AB	907	16,663
Schindler Holding AG	78	14,787
Schindler Holding AG (REG)	81	14,585
SKF AB – Class B	706	11,755
Snap-on, Inc.	233	56,060
Stanley Black & Decker, Inc.	329	26,886
Trane Technologies PLC	469	83,679
Valmet Oyj	128	3,309
Volvo AB – Class B	910	16,718
Wartsila OYJ Abp	732	6,341
Weir Group PLC (The)	503	10,937
Westinghouse Air Brake Technologies Corp.	457	46,198
Xylem, Inc./NY	796	89,431

		1,331,222

Marine – 0.0%
AP Moller – Maersk A/S – Class A	10	21,231
AP Moller – Maersk A/S – Class B	9	19,511

		40,742

Professional Services – 0.4%
Adecco Group AG (REG)	233	7,921
Bureau Veritas SA	963	25,255
Capita PLC(b)	1,612	462
CoStar Group, Inc.(b)	2,870	232,585
Equifax, Inc.	383	75,593
Experian PLC	1,125	39,804
Intertek Group PLC	254	12,454
Jacobs Solutions, Inc.	615	77,822
ManpowerGroup, Inc.	340	29,757
Randstad NV	258	14,944

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

RELX PLC (Amsterdam)	1,139	$32,143
RELX PLC (London)	1,122	31,462
Robert Half International, Inc.	701	55,225
SGS SA (REG)	10	23,495
Thomson Reuters Corp.	1,197	140,945
Verisk Analytics, Inc.	637	117,023
Wolters Kluwer NV	490	54,003

		970,893

Road & Rail – 0.3%
AMERCO	94	5,950
AMERCO(b)	846	53,442
Canadian National Railway Co.	661	84,859
Canadian Pacific Railway Ltd. (Canada)	1,400	114,621
Canadian Pacific Railway Ltd. (United States)	960	78,634
CSX Corp.	1,578	51,585
JB Hunt Transport Services, Inc.	438	80,544
Norfolk Southern Corp.	311	79,771
Union Pacific Corp.	324	70,447

		619,853

Trading Companies & Distributors – 0.2%
AerCap Holdings NV(b)	317	19,464
Ashtead Group PLC	560	34,179
Brenntag SE	322	20,473
Bunzl PLC	677	25,037
Fastenal Co.	1,510	77,780
Ferguson PLC	296	33,558
Finning International, Inc.	1,846	46,755
Rexel SA(b)	970	17,825
Travis Perkins PLC	697	7,826
United Rentals, Inc.(b)	195	68,841
WW Grainger, Inc.	196	118,200

		469,938

Transportation Infrastructure – 0.0%
Aena SME SA(b)(d)	131	16,903
Aeroports de Paris(b)	132	20,346
Atlantia SpA	613	14,643
Fraport AG Frankfurt Airport Services Worldwide(b)	264	11,554
Getlink SE	1,705	28,176

		91,622

		6,927,770

Consumer Staples – 2.7%
Beverages – 0.5%
Anheuser-Busch InBev SA/NV	336	19,816
Brown-Forman Corp. – Class B	1,553	113,400
Carlsberg AS – Class B	434	54,864

30 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Coca-Cola Co. (The)	2,349	$149,420
Coca-Cola Europacific Partners PLC	1,012	53,734
Coca-Cola HBC AG	1,304	31,897
Constellation Brands, Inc. – Class A	321	82,609
Diageo PLC	1,525	70,428
Heineken Holding NV	450	34,069
Heineken NV	502	46,492
Keurig Dr Pepper, Inc.	924	35,731
Molson Coors Beverage Co. – Class B	775	42,710
Monster Beverage Corp.(b)	1,264	130,015
PepsiCo, Inc.	845	156,756
Pernod Ricard SA	347	68,840
Remy Cointreau SA	337	58,325

		1,149,106

Food & Staples Retailing – 0.7%
Alimentation Couche-Tard, Inc.	3,374	153,707
Carrefour SA	1,249	21,381
Casino Guichard Perrachon SA(b)	448	5,005
Costco Wholesale Corp.	505	272,321
Distribuidora Internacional de Alimentacion SA(b)	54,700	789
Empire Co., Ltd. – Class A	3,731	101,599
Etablissements Franz Colruyt NV	915	24,172
George Weston Ltd.	1,283	160,667
J Sainsbury PLC	10,711	28,890
Jeronimo Martins SGPS SA	2,095	46,743
Koninklijke Ahold Delhaize NV	1,925	56,099
Kroger Co. (The)	1,741	85,640
Loblaw Cos., Ltd.	1,937	174,815
Marks & Spencer Group PLC(b)	4,897	7,147
METRO AG(b)	963	8,591
Metro, Inc./CN	3,499	201,229
Rite Aid Corp.(b)(c)	91	461
Sysco Corp.	1,355	117,221
Tesco PLC	11,257	31,016
Walgreens Boots Alliance, Inc.	793	32,910
Walmart, Inc.	1,159	176,655

		1,707,058

Food Products – 0.8%
Archer-Daniels-Midland Co.	1,514	147,615
Aryzta AG(b)	6,292	7,749
Associated British Foods PLC	933	17,894
Barry Callebaut AG (REG)	33	67,399
Bunge Ltd.	891	93,412
Campbell Soup Co.	1,279	68,644
Chocoladefabriken Lindt & Spruengli AG	9	94,674

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Chocoladefabriken Lindt & Spruengli AG (REG)	1	$102,989
Conagra Brands, Inc.	1,969	74,783
Danone SA	580	30,483
General Mills, Inc.	1,305	111,317
Hershey Co. (The)	758	178,259
Hormel Foods Corp.	1,930	90,710
Ingredion, Inc.	628	61,525
JM Smucker Co. (The)	614	94,562
Kellogg Co.	1,053	76,816
Kerry Group PLC – Class A	503	47,814
Kraft Heinz Co. (The)	886	34,864
McCormick & Co., Inc./MD	1,800	153,324
Mondelez International, Inc. – Class A	1,174	79,374
Mowi ASA	1,945	30,480
Nestle SA (REG)	608	72,366
Orkla ASA	3,826	27,281
Saputo, Inc.	2,289	56,836
Tate & Lyle PLC	4,015	35,663
Tyson Foods, Inc. – Class A	1,060	70,257

		1,927,090

Household Products – 0.3%
Church & Dwight Co., Inc.	1,639	134,185
Clorox Co. (The)	669	99,447
Colgate-Palmolive Co.	1,207	93,518
Edgewell Personal Care Co.	667	28,821
Essity AB – Class B	1,288	31,539
Henkel AG & Co. KGaA	338	22,487
Henkel AG & Co. KGaA (Preference Shares)	356	25,463
Kimberly-Clark Corp.	706	95,755
Procter & Gamble Co. (The)	1,192	177,799
Reckitt Benckiser Group PLC	499	35,810
Spectrum Brands Holdings, Inc.	587	31,269

		776,093

Personal Products – 0.2%
Beiersdorf AG	471	51,223
Coty, Inc. – Class A(b)	2,104	16,559
Estee Lauder Cos., Inc. (The) – Class A	855	201,600
Haleon PLC(b)	3,649	12,682
L’Oreal SA	228	85,627
Unilever PLC (Amsterdam)	860	43,129
Unilever PLC (London)	811	40,551

		451,371

Tobacco – 0.2%
Altria Group, Inc.	1,060	49,375
British American Tobacco PLC	579	23,740

32 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

British American Tobacco PLC (Sponsored ADR)	643	$26,536
Imperial Brands PLC	987	25,387
Philip Morris International, Inc.	715	71,264
Swedish Match AB	13,450	147,684

		343,986

		6,354,704

Materials – 2.3%
Chemicals – 1.2%
Air Liquide SA	491	71,485
Air Products and Chemicals, Inc.	522	161,904
Akzo Nobel NV	408	29,355
Albemarle Corp.	546	151,783
Arkema SA	294	26,140
Axalta Coating Systems Ltd.(b)	2,149	57,679
BASF SE	444	22,606
Celanese Corp.	722	77,471
CF Industries Holdings, Inc.	1,192	128,963
Chr Hansen Holding A/S	469	28,947
Corteva, Inc.	701	47,079
Covestro AG(d)	458	18,406
Croda International PLC	632	52,263
Dow, Inc.	701	35,730
DuPont de Nemours, Inc.	701	49,428
Eastman Chemical Co.	794	68,776
Ecolab, Inc.	833	124,808
EMS-Chemie Holding AG (REG)	47	32,747
Evonik Industries AG	1,232	24,285
FMC Corp.	742	96,935
Fuchs Petrolub SE	915	32,051
Givaudan SA (REG)	25	84,517
International Flavors & Fragrances, Inc.	533	56,402
Johnson Matthey PLC	1,127	28,609
K&S AG	1,009	22,271
Koninklijke DSM NV	642	83,270
LANXESS AG	442	17,759
Linde PLC	436	146,705
Livent Corp.(b)(c)	693	19,397
LyondellBasell Industries NV – Class A	645	54,831
Methanex Corp.	1,103	43,123
Mosaic Co. (The)	2,007	102,959
Novozymes A/S – Class B	559	32,505
Nutrien Ltd.	3,184	255,899
PPG Industries, Inc.	660	89,245
Sherwin-Williams Co. (The)	693	172,682
Sika AG (REG)	360	92,002
Solvay SA	330	32,734

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Symrise AG	710	$81,429
Umicore SA	1,130	40,781
Yara International ASA	866	39,994

		2,835,955

Construction Materials – 0.1%
CRH PLC	1,075	43,216
HeidelbergCement AG	356	19,519
Holcim AG(b)	595	31,083
Imerys SA	563	22,368
Martin Marietta Materials, Inc.	237	86,856
Vulcan Materials Co.	393	72,049

		275,091

Containers & Packaging – 0.3%
Avery Dennison Corp.	978	189,077
Ball Corp.	1,802	101,056
CCL Industries, Inc. – Class B	1,790	85,085
Crown Holdings, Inc.	1,332	109,504
International Paper Co.	1,270	47,142
Packaging Corp. of America	678	92,134
Sealed Air Corp.	1,509	80,324
Westrock Co.	1,050	39,816

		744,138

Metals & Mining – 0.6%
Agnico Eagle Mines Ltd.	888	44,725
Alleima AB(b)	181	709
Anglo American PLC	1,415	58,829
Antofagasta PLC	2,036	35,228
ArcelorMittal SA	987	27,063
Arconic Corp.(b)	206	4,909
Barrick Gold Corp. (London)	1,911	30,746
Barrick Gold Corp. (Toronto)	2,364	38,575
BHP Group Ltd.	1,449	46,066
Boliden AB	977	36,905
Eldorado Gold Corp.(b)	1,427	10,937
First Quantum Minerals Ltd.	3,202	76,125
Franco-Nevada Corp.	739	107,948
Freeport-McMoRan, Inc.	2,604	103,639
Fresnillo PLC	1,276	14,000
Glencore PLC	5,705	38,932
Kinross Gold Corp.	6,730	27,818
Newmont Corp. (New York)	1,386	65,793
Newmont Corp. (Toronto)	1,053	49,983
Norsk Hydro ASA	4,362	32,846
Nucor Corp.	910	136,455
Rio Tinto PLC	669	45,036
Teck Resources Ltd. – Class B	2,652	98,300
thyssenkrupp AG(b)	1,007	5,676

34 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Turquoise Hill Resources Ltd.(b)	641	$20,071
voestalpine AG	636	17,494
Wheaton Precious Metals Corp.	1,870	72,984
Yamana Gold, Inc.	7,199	39,229

		1,287,021

Paper & Forest Products – 0.1%
Mondi PLC	1,889	35,691
Stora Enso Oyj – Class R	2,477	36,439
Svenska Cellulosa AB SCA – Class B	1,288	17,513
Sylvamo Corp.	115	6,220
UPM-Kymmene Oyj	1,348	49,487
West Fraser Timber Co., Ltd.	1,065	83,306

		228,656

		5,370,861

Consumer Discretionary – 2.1%
Auto Components – 0.1%
Aptiv PLC(b)	302	32,214
Autoliv, Inc.	287	25,371
BorgWarner, Inc.	676	28,737
Cie Generale des Etablissements Michelin SCA	796	22,425
Continental AG	107	6,476
Faurecia SE (Milan)(b)	27	451
Faurecia SE (Paris)(b)	35	583
Goodyear Tire & Rubber Co. (The)(b)	816	9,156
Lear Corp.	199	28,704
Linamar Corp.	630	30,925
Magna International, Inc.	729	44,889
Nokian Renkaat Oyj	578	6,334
Schaeffler AG (Preference Shares)	1,288	8,726
Valeo	282	5,272
Vitesco Technologies Group AG – Class A(b)	21	1,114

		251,377

Automobiles – 0.2%
Bayerische Motoren Werke AG	252	22,881
Bayerische Motoren Werke AG (Preference Shares)	288	24,991
Ferrari NV	303	67,630
Ford Motor Co.	2,754	38,281
General Motors Co.	869	35,247
Harley-Davidson, Inc.	457	21,538
Mercedes-Benz Group AG	349	23,712
Porsche Automobil Holding SE (Preference Shares)	377	23,174
Renault SA(b)	203	7,386
Stellantis NV (Milan)	1,290	20,350

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Stellantis NV (Paris)	1,735	$27,308
Tesla, Inc.(b)	810	157,707
Volkswagen AG	151	29,150
Volkswagen AG (Preference Shares)	138	20,384

		519,739

Distributors – 0.1%
Genuine Parts Co.	435	79,749
LKQ Corp.	877	47,647

		127,396

Diversified Consumer Services – 0.0%
H&R Block, Inc.	830	36,279

Hotels, Restaurants & Leisure – 0.4%
Accor SA(b)	515	13,565
Aramark	1,174	48,838
Booking Holdings, Inc.(b)	17	35,351
Carnival Corp.(b)	557	5,531
Carnival PLC(b)	409	3,594
Chipotle Mexican Grill, Inc.(b)	57	92,737
Compass Group PLC	1,758	40,079
Darden Restaurants, Inc.	368	54,092
Domino’s Pizza, Inc.	151	58,698
Expedia Group, Inc.(b)	215	22,971
Flutter Entertainment PLC(b)	226	33,951
Hilton Worldwide Holdings, Inc.	532	75,874
InterContinental Hotels Group PLC	470	27,355
Las Vegas Sands Corp.(b)	477	22,343
Marriott International, Inc./MD – Class A	350	57,872
McDonald’s Corp.	324	88,384
MGM Resorts International	769	28,345
Norwegian Cruise Line Holdings Ltd.(b)	485	7,973
Restaurant Brands International, Inc.	668	44,361
Royal Caribbean Cruises Ltd.(b)(c)	277	16,601
Sodexo SA	224	21,453
Starbucks Corp.	666	68,065
Travel & Leisure Co.	277	10,767
TUI AG-DI(b)	4,509	8,088
Whitbread PLC	756	23,874
Wyndham Hotels & Resorts, Inc.	277	20,310
Wynn Resorts Ltd.(b)	179	14,975
Yum! Brands, Inc.	630	81,056

		1,027,103

Household Durables – 0.2%
Barratt Developments PLC	2,559	12,375
Berkeley Group Holdings PLC	507	23,511
DR Horton, Inc.	836	71,896
Electrolux AB – Class B	748	10,698

36 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Garmin Ltd.	605	$56,259
Leggett & Platt, Inc.	679	24,179
Lennar Corp. – Class A	555	48,746
Lennar Corp. – Class B	11	799
Mohawk Industries, Inc.(b)	156	15,807
Newell Brands, Inc.	610	7,912
Persimmon PLC	763	11,818
PulteGroup, Inc.	1,261	56,467
SEB SA	178	14,056
Taylor Wimpey PLC	9,372	11,813
Toll Brothers, Inc.	690	33,058
Whirlpool Corp.	167	24,470

		423,864

Internet & Direct Marketing Retail – 0.1%
Amazon.com, Inc.(b)	580	55,993
eBay, Inc.	1,712	77,793
MercadoLibre, Inc.(b)	134	124,752
Qurate Retail, Inc.(b)	1,207	2,837
Zalando SE(b)(d)	758	23,841

		285,216

Leisure Products – 0.0%
Hasbro, Inc.	367	23,055
Mattel, Inc.(b)	1,058	19,287
Nordic Entertainment Group AB – Class B(b)	65	1,296
Polaris, Inc.(c)	248	28,287

		71,925

Multiline Retail – 0.2%
Canadian Tire Corp., Ltd. – Class A	300	33,975
Cie Financiere Richemont SA (REG)	285	37,782
Dollar General Corp.	382	97,670
Dollar Tree, Inc.(b)	304	45,688
Dollarama, Inc.	1,356	82,994
Kohl’s Corp.	485	15,559
Macy’s, Inc.	699	16,427
Next PLC	400	28,587
Nordstrom, Inc.(c)	496	10,401
Target Corp.	562	93,893

		462,976

Specialty Retail – 0.4%
Advance Auto Parts, Inc.	173	26,121
AutoNation, Inc.(b)	587	72,735
AutoZone, Inc.(b)	47	121,213
Bath & Body Works, Inc.	409	17,382
Bed Bath & Beyond, Inc.(b)	660	2,244
Best Buy Co., Inc.	397	33,864
CarMax, Inc.(b)	276	19,143

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

CECONOMY AG	963	$2,270
Currys PLC	4,868	4,619
Dick’s Sporting Goods, Inc.	553	66,128
Dufry AG(b)	127	5,203
Foot Locker, Inc.	407	16,199
Gap, Inc. (The)	852	12,388
H & M Hennes & Mauritz AB – Class B	936	10,495
Home Depot, Inc. (The)	245	79,378
Industria de Diseno Textil SA	757	19,761
Kingfisher PLC	6,282	18,371
Lowe’s Cos., Inc.	362	76,943
O’Reilly Automotive, Inc.(b)	119	102,880
Ross Stores, Inc.	451	53,069
Signet Jewelers Ltd.	287	18,655
TJX Cos., Inc. (The)	1,056	84,533
Tractor Supply Co.	570	128,997
Ulta Beauty, Inc.(b)	91	42,300
Victoria’s Secret & Co.(b)	136	6,256
Wickes Group PLC	782	1,307

		1,042,454

Textiles, Apparel & Luxury Goods – 0.4%
adidas AG	138	17,789
Burberry Group PLC	981	25,928
Capri Holdings Ltd.(b)	474	27,184
Christian Dior SE	102	77,650
Gildan Activewear, Inc.	1,287	37,266
Hanesbrands, Inc.	1,331	8,944
Hermes International	67	108,894
HUGO BOSS AG	261	14,682
Kering SA	75	45,063
Kontoor Brands, Inc.	82	3,563
Lululemon Athletica, Inc.(b)	362	137,672
LVMH Moet Hennessy Louis Vuitton SE	90	69,843
NIKE, Inc. – Class B	676	74,151
Pandora A/S	240	18,271
Puma SE	60	3,105
PVH Corp.	229	15,384
Ralph Lauren Corp.	379	42,873
Swatch Group AG (The)	56	14,985
Swatch Group AG (The) (REG)	301	14,556
Tapestry, Inc.	597	22,549
Under Armour, Inc. – Class A(b)	1,122	11,220
Under Armour, Inc. – Class C(b)	1,242	10,830
VF Corp.	576	18,904

		821,306

		5,069,635

38 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 2.0%
Electric Utilities – 1.0%
Alliant Energy Corp.	1,649	$92,839
American Electric Power Co., Inc.	1,054	102,027
Constellation Energy Corp.	497	47,772
Duke Energy Corp.	865	86,439
Edison International	797	53,128
EDP – Energias de Portugal SA	19,584	92,927
Electricite de France SA	4,118	51,539
Emera, Inc.	2,500	97,331
Endesa SA	3,408	63,064
Enel SpA	10,639	57,395
Entergy Corp.	880	102,318
Evergy, Inc.	973	57,611
Eversource Energy	1,141	94,543
Exelon Corp.	1,491	61,683
FirstEnergy Corp.	1,915	78,975
Fortis, Inc./Canada	2,662	107,141
Fortum Oyj	4,004	63,807
Hydro One Ltd.(d)	3,582	100,178
Iberdrola SA	8,917	100,739
NextEra Energy, Inc.	2,156	182,613
OGE Energy Corp.	1,973	79,827
Orsted AS(d)	1,497	131,078
Pinnacle West Capital Corp.	753	58,975
PPL Corp.	1,790	52,841
Red Electrica Corp. SA	3,748	65,622
Southern Co. (The)	1,397	94,493
SSE PLC	3,489	72,364
Terna – Rete Elettrica Nazionale	13,636	104,451
Xcel Energy, Inc.	1,190	83,562

		2,437,282

Gas Utilities – 0.2%
AltaGas Ltd.	3,076	51,611
Atmos Energy Corp.	860	103,372
Enagas SA	3,496	63,147
Naturgy Energy Group SA	2,625	73,805
Snam SpA	22,765	116,209
UGI Corp.	1,317	50,902

		459,046

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp. (The)	4,046	117,010
Lundin Energy AB(b)	2,787	6,463
RWE AG	2,734	120,354

		243,827

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Multi-Utilities – 0.6%
Ameren Corp.	1,162	$103,790
Atco Ltd./Canada – Class I	1,665	53,311
Canadian Utilities Ltd. – Class A	2,932	80,190
CenterPoint Energy, Inc.	2,121	65,984
Centrica PLC	23,244	26,833
CMS Energy Corp.	1,535	93,742
Consolidated Edison, Inc.	866	84,903
Dominion Energy, Inc.	1,315	80,360
DTE Energy Co.	687	79,699
E.ON SE	6,694	64,179
Engie SA	3,398	51,656
National Grid PLC	4,604	56,634
NiSource, Inc.	2,608	72,868
Public Service Enterprise Group, Inc.	1,187	71,873
Sempra Energy	547	90,906
United Utilities Group PLC	6,181	76,669
Veolia Environnement SA	3,120	80,751
WEC Energy Group, Inc.	1,055	104,593

		1,338,941

Water Utilities – 0.1%
American Water Works Co., Inc.	869	131,879
Severn Trent PLC	2,353	77,443

		209,322

		4,688,418

Energy – 1.6%
Energy Equipment & Services – 0.1%
Baker Hughes Co.	758	21,997
ChampionX Corp.	214	6,600
Core Laboratories NV(c)	280	6,070
Halliburton Co.	747	28,304
Helmerich & Payne, Inc.	490	25,029
NOV, Inc.	851	19,114
Petrofac Ltd.(b)	6,919	6,997
Saipem SpA(b)	1,728	1,864
Schlumberger NV	606	31,239
Tenaris SA	3,797	65,913
Weatherford International PLC(b)	1	43

		213,170

Oil, Gas & Consumable Fuels – 1.5%
Aker BP ASA	2,650	92,194
Antero Resources Corp.(b)	1,271	46,455
APA Corp.	607	28,438
ARC Resources Ltd.	4,153	61,686
BP PLC	13,599	81,210
Cameco Corp.	2,728	66,458

40 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Canadian Natural Resources Ltd.	1,035	$61,793
Cenovus Energy, Inc.	5,037	100,167
Cheniere Energy, Inc.	609	106,794
Chevron Corp.	571	104,670
ConocoPhillips	1,067	131,785
Coterra Energy, Inc.	2,088	58,276
Crescent Point Energy Corp.	2,365	18,373
Devon Energy Corp.	669	45,840
Diamondback Energy, Inc.	286	42,334
DTE Midstream LLC(b)	343	20,693
Enbridge, Inc.	1,314	54,264
Eni SpA	4,936	73,596
EOG Resources, Inc.	364	51,662
EQT Corp.	539	22,859
Equinor ASA	4,590	176,765
Equitrans Midstream Corp.	431	3,616
Exxon Mobil Corp.	713	79,385
Galp Energia SGPS SA	4,711	58,047
Hess Corp.	565	81,309
HF Sinclair Corp.	1,019	63,524
Imperial Oil Ltd.	1,534	87,274
Keyera Corp.	1,731	40,330
Kinder Morgan, Inc.	1,880	35,946
Koninklijke Vopak NV	1,705	50,606
Marathon Oil Corp.	1,390	42,576
Marathon Petroleum Corp.	1,407	171,387
Murphy Oil Corp.	914	43,141
Neste Oyj	4,680	241,565
Occidental Petroleum Corp.	864	60,039
OMV AG	1,553	82,420
ONEOK, Inc.	703	47,045
Ovintiv, Inc. (New York)	398	22,192
Ovintiv, Inc. (Toronto)	403	22,416
Pembina Pipeline Corp.	2,130	77,764
Peyto Exploration & Development Corp.	1,639	18,277
Phillips 66	607	65,823
Pioneer Natural Resources Co.	271	63,953
PrairieSky Royalty Ltd.	1,883	30,881
Range Resources Corp.	940	27,138
Shell PLC	6,226	182,209
Southwestern Energy Co.(b)	2,381	16,477
Suncor Energy, Inc.	1,483	48,763
Targa Resources Corp.	621	46,196
TC Energy Corp.	1,444	63,980
Thungela Resources Ltd.	141	2,614
TotalEnergies SE	1,632	102,000
Tourmaline Oil Corp.	1,532	93,242
Valero Energy Corp.	618	82,577

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Vermilion Energy, Inc.	920	$18,186
Williams Cos., Inc. (The)	1,051	36,470
Woodside Energy Group Ltd.	261	6,456

		3,662,136

		3,875,306

Communication Services – 1.1%
Diversified Telecommunication Services – 0.4%
Altice USA, Inc. – Class A(b)	713	3,251
AT&T, Inc.	2,772	53,444
BCE, Inc.	3,032	144,393
BT Group PLC	7,665	11,279
Charter Communications, Inc. – Class A(b)	83	32,477
Comcast Corp. – Class A	824	30,191
Deutsche Telekom AG (REG)	2,256	45,893
Elisa Oyj	1,116	58,051
Eutelsat Communications SA	1,132	9,006
Koninklijke KPN NV	12,242	37,660
Liberty Global PLC – Class A(b)	813	16,325
Liberty Global PLC – Class C(b)	1,811	37,451
Liberty Latin America Ltd. – Class C(b)	1,189	9,262
Lumen Technologies, Inc.(c)	3,838	20,994
Orange SA	2,176	22,111
Proximus SADP	1,770	18,516
Shaw Communications, Inc. – Class B	2,404	65,607
Sirius XM Holdings, Inc.(c)	4,633	30,068
Swisscom AG (REG)	114	61,476
Telecom Italia SpA/Milano(b)	31,583	6,891
Telecom Italia SpA/Milano (Savings Shares)(b)	39,625	8,395
Telefonica Deutschland Holding AG	7,772	18,589
Telefonica SA	3,993	14,905
Telenet Group Holding NV	522	8,334
Telenor ASA	2,325	22,558
Telia Co. AB	12,753	34,850
TELUS Corp.(b)	6,684	142,311
United Internet AG (REG)	623	13,245
Verizon Communications, Inc.	1,696	66,110

		1,043,643

Entertainment – 0.2%
Activision Blizzard, Inc.	841	62,192
Bollore SE	3,319	18,672
Electronic Arts, Inc.	495	64,736
Modern Times Group-b Shs – Class B(b)	90	711
Netflix, Inc.(b)	129	39,413
Universal Music Group NV	1,098	26,111
Walt Disney Co. (The)(b)	1,074	105,113
Warner Bros Discovery, Inc.(b)	3,109	35,443

		352,391

42 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Interactive Media & Services – 0.2%
Adevinta ASA(b)	2,027	$16,219
Alphabet, Inc. – Class A(b)	1,560	157,545
Alphabet, Inc. – Class C(b)	1,520	154,204
Auto Trader Group PLC(d)	4,579	31,610
Cars.com, Inc.(b)	283	4,183
Meta Platforms, Inc. – Class A(b)	387	45,705
TripAdvisor, Inc.(b)	426	8,686

		418,152

Media – 0.2%
DISH Network Corp. – Class A(b)(c)	297	4,767
Fox Corp. – Class A	338	10,968
Fox Corp. – Class B	340	10,377
Interpublic Group of Cos., Inc. (The)	1,393	47,863
ITV PLC	7,799	7,094
JCDecaux SA(b)	889	16,095
Lagardere SA	819	16,398
Liberty Broadband Corp. – Class C(b)	346	31,438
Liberty Media Corp.-Liberty SiriusXM – Class A(b)	944	41,366
Liberty Media Corp.-Liberty SiriusXM – Class C(b)	855	37,475
Loyalty Ventures, Inc.(b)(c)	86	207
News Corp. – Class A	2,510	48,067
Omnicom Group, Inc.	460	36,690
Paramount Global – Class B	829	16,646
Pearson PLC	1,740	20,998
ProSiebenSat.1 Media SE	638	5,797
Publicis Groupe SA	351	23,102
RTL Group SA	319	13,239
Schibsted ASA – Class A	973	18,682
Schibsted ASA – Class B	1,054	19,702
SES SA	1,380	9,461
TEGNA, Inc.	850	16,779
Vivendi SE	1,098	9,882
WPP PLC	1,472	15,470

		478,563

Wireless Telecommunication Services – 0.1%
Millicom International Cellular SA(b)	591	8,020
Rogers Communications, Inc. – Class B	2,193	100,883
T-Mobile US, Inc.(b)	970	146,916
Tele2 AB – Class B	4,849	43,075
Vodafone Group PLC	17,886	19,812

		318,706

		2,611,455

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 1.0%
Equity Real Estate Investment Trusts (REITs) – 0.8%
Alexandria Real Estate Equities, Inc.	370	$57,576
American Tower Corp.	354	78,322
AvalonBay Communities, Inc.	234	40,927
Boston Properties, Inc.	360	25,949
British Land Co. PLC (The)	5,156	24,725
Brixmor Property Group, Inc.	1,101	25,521
Camden Property Trust	472	56,796
Covivio	424	24,552
Crown Castle, Inc.	494	69,866
Digital Realty Trust, Inc.	378	42,510
Equinix, Inc.	91	62,849
Equity Residential	641	41,575
Essex Property Trust, Inc.	185	40,770
Extra Space Storage, Inc.	489	78,577
Federal Realty Investment Trust	282	31,330
Gecina SA	296	28,957
H&R Real Estate Investment Trust	3,643	33,691
Hammerson PLC	28,225	8,246
Healthpeak Properties, Inc.	1,144	30,041
Host Hotels & Resorts, Inc.	1,706	32,312
ICADE	547	22,661
Iron Mountain, Inc.	1,144	62,153
JBG SMITH Properties	232	4,781
Kimco Realty Corp.	1,471	33,715
Klepierre SA(b)	1,062	24,609
Land Securities Group PLC	3,092	23,071
Macerich Co. (The)	518	6,579
Mid-America Apartment Communities, Inc.	487	80,297
National Retail Properties, Inc.	864	40,055
Orion Office REIT, Inc.	116	1,078
Primaris REIT	910	10,141
Prologis, Inc.	2,026	238,643
Public Storage	203	60,486
Realty Income Corp.	1,162	73,287
Regency Centers Corp.	664	44,109
RioCan Real Estate Investment Trust	3,105	48,797
SBA Communications Corp.	280	83,804
Segro PLC	5,086	49,219
Simon Property Group, Inc.	199	23,769
SL Green Realty Corp.(c)	356	14,938
SmartCentres Real Estate Investment Trust	1,619	33,099
UDR, Inc.	1,200	49,764
Ventas, Inc.	613	28,523
Vornado Realty Trust	465	11,760

44 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Welltower, Inc.		621	$44,110
Weyerhaeuser Co.		1,110	36,308

			1,984,848

Real Estate Management & Development – 0.2%
CBRE Group, Inc. – Class A(b)		938	74,665
Deutsche Wohnen SE		1,099	23,808
Digitalbridge Group, Inc.(c)		784	11,313
First Capital Real Estate Investment Trust		2,575	32,830
Jones Lang LaSalle, Inc.(b)		249	41,874
Swiss Prime Site AG (REG)		732	61,067
Unibail-Rodamco-Westfield(b)		156	8,408
Vonovia SE		1,666	41,381
Zillow Group, Inc. – Class C(b)		848	32,207

			327,553

			2,312,401

Total Common Stocks (cost $37,980,946)			64,352,378

INVESTMENT COMPANIES – 5.9%
Funds and Investment Trusts – 5.9%(g)
Altaba, Inc.(b)(e)(f)		1,120	– 0	–
iShares Russell 1000 Value ETF – Class E		41,760	6,639,422
iShares Russell 2000 Value ETF(c)		20,070	2,999,261
VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E(c)		98,020	2,376,005
Vanguard Real Estate ETF(c)		24,660	2,172,053

Total Investment Companies (cost $13,832,423)			14,186,741

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.5%
Mexico – 0.5%
Mexico Government International Bond 4.125%, 01/21/2026 (cost $1,172,634)	U.S.$	1,174	1,148,759

		Shares
WARRANTS – 0.0%
Energy – 0.0%
Energy Equipment & Services – 0.0%
Weatherford International PLC, expiring 11/26/2023(b)		20	7

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 0.0%
Cenovus Energy, Inc. expiring 01/01/2026(b)	200	$3,000
Occidental Petroleum Corp. expiring 08/03/2027(b)	108	5,130

		8,130

		8,137

Consumer Discretionary – 0.0%
Multiline Retail – 0.0%
Cie Financiere Richemont SA, expiring 11/27/2023(b)	570	506

Total Warrants (cost $1,355)		8,643

PREFERRED STOCKS – 0.0%
Consumer Discretionary – 0.0%
Internet & Direct Marketing Retail – 0.0%
Qurate Retail, Inc. 8.00%	36	1,547

Real Estate – 0.0%
Real Estate Management & Development – 0.0%
Brookfield Property Preferred LP 6.25%(c)	29	486

Total Preferred Stocks (cost $10,293)		2,033

RIGHTS – 0.0%
Financials – 0.0%
Capital Markets – 0.0%
Credit Suisse Group AG, expiring 12/08/2022(b) (cost $0)	1,310	122

SHORT-TERM INVESTMENTS – 25.5%
Investment Companies – 25.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.50%(g)(h)(i) (cost $60,864,716)	60,864,716	60,864,716

Total Investments Before Security Lending Collateral for Securities Loaned – 93.6% (cost $204,754,775)		223,416,480

46 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.50%(g)(h)(i) (cost $33,258)	33,258	$33,258

Total Investments – 93.6% (cost $204,788,033)		223,449,738
Other assets less liabilities – 6.4%		15,190,712

Net Assets – 100.0%		$238,640,450

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
Brent Crude Futures	27	March 2023	$2,337,660	$48,275
Canadian 10 Yr Bond Futures	55	March 2023	5,141,211	32,623
Coffee Robusta Futures	13	January 2023	245,310	(20,776)
Coffee ‘C’ Futures	10	May 2023	638,063	15,142
Copper Futures	20	March 2023	1,869,000	46,395
Corn Futures	71	May 2023	2,361,638	(84,611)
Cotton No.2 Futures	18	May 2023	756,270	14,796
Euro STOXX 50 Index Futures	168	December 2022	6,931,645	381,818
Euro-Bund Futures	25	December 2022	3,664,993	(92,847)
FTSE 100 Index Futures	33	December 2022	3,022,371	164,212
Gasoline RBOB Futures	8	February 2023	805,157	3,527
Gold 100 OZ Futures	27	February 2023	4,751,730	(13,962)
Hang Seng Index Futures	7	December 2022	834,207	42,003
KC HRW Wheat Futures	15	March 2023	674,813	(60,872)
Lean Hogs Futures	28	April 2023	1,015,280	46,399
Live Cattle Futures	15	April 2023	955,650	26,118
LME Lead Futures	2	March 2023	109,738	2,882
LME Nickel Futures	8	January 2023	1,292,136	258,361
LME Primary Aluminum Futures	32	January 2023	1,971,600	188,349
LME Zinc Futures	17	January 2023	1,293,700	75,517
Long Gilt Futures	37	March 2023	4,681,953	25,828
Low SU Gasoil Futures	16	May 2023	1,381,600	(69,198)
MSCI Emerging Markets Futures	263	December 2022	12,919,875	368,440
MSCI Singapore IX ETS Futures	29	December 2022	632,853	5,183
Natural Gas Futures	64	December 2022	4,435,200	(484,612)
Nikkei 225 (CME) Futures	17	December 2022	2,411,875	36,249
NY Harbor ULSD Futures	10	February 2023	1,349,250	(36,374)
OMXS 30 Index Futures	65	December 2022	1,300,854	(7,004)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Platinum Futures	5	January 2023	$259,825	$30,158
S&P Mid 400 E Mini Futures	10	December 2022	2,579,800	87,232
Silver Futures	10	March 2023	1,089,050	30,004
Soybean Futures	30	May 2023	2,224,125	20,824
Soybean Meal Futures	30	May 2023	1,239,900	24,508
Soybean Oil Futures	32	May 2023	1,320,576	(10,637)
SPI 200 Futures	24	December 2022	2,976,589	116,633
Sugar 11 (World) Futures	46	April 2023	956,211	35,276
TOPIX Index Futures	46	December 2022	6,629,010	293,902
U.S. T-Note 5 Yr (CBT) Futures	104	March 2023	11,291,313	62,429
U.S. T-Note 10 Yr (CBT) Futures	306	March 2023	34,731,000	111,461
Wheat (CBT) Futures	27	March 2023	1,073,925	(145,827)
WTI Crude Futures	35	April 2023	2,820,650	(90,145)

Sold Contracts
Bloomberg Commodity Index Futures	225	December 2022	2,611,125	(24,982)
E-Mini Russell 2000 Index Futures	5	December 2022	471,875	629
Japan 10 Yr Bond (OSE) Futures	9	December 2022	9,692,809	(1,202)
LME Nickel Futures	2	January 2023	323,034	(43,055)
LME Platinum Futures	7	January 2023	431,288	(23,851)
LME Zinc Futures	3	January 2023	228,300	(10,827)
S&P 500 E-Mini Futures	27	December 2022	5,509,688	(600,271)
S&P TSX 60 Index Futures	7	December 2022	1,290,875	(47,265)
TOPIX Index Futures	3	December 2022	432,327	(15,548)
U.S. T-Note 10 Yr (CBT) Futures	104	March 2023	11,291,313	(62,696)

				$648,611

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking	NZD	1,724	USD	1,064	02/02/2023	$(23,102)
Bank of America, NA	BRL	6,527	USD	1,233	12/02/2022	(24,887)
Bank of America, NA	JPY	537,523	USD	3,752	12/02/2022	(140,124)
Bank of America, NA	USD	1,219	BRL	6,527	12/02/2022	38,612
Bank of America, NA	USD	2,890	JPY	402,999	12/02/2022	27,881
Bank of America, NA	USD	4,712	CHF	4,586	12/07/2022	137,508
Bank of America, NA	EUR	2,338	USD	2,426	12/21/2022	(11,513)
Bank of America, NA	INR	256,375	USD	3,117	12/21/2022	(34,368)
Bank of America, NA	SEK	33,986	USD	3,256	12/21/2022	15,572
Bank of America, NA	TWD	85,169	USD	2,735	12/21/2022	(52,280)
Bank of America, NA	USD	1,278	GBP	1,075	01/18/2023	19,977
Bank of America, NA	AUD	3,105	USD	1,994	01/19/2023	(117,833)
Bank of America, NA	USD	1,462	CAD	1,990	01/19/2023	18,271
Bank of America, NA	IDR	20,051,677	USD	1,276	01/26/2023	(4,120)
Bank of America, NA	PHP	91,225	USD	1,532	01/26/2023	(83,378)
Bank of America, NA	USD	1,595	PHP	91,074	01/26/2023	17,516

48 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	KRW	2,077,288	USD	1,451	01/30/2023	$(143,800)
Bank of America, NA	USD	1,789	KRW	2,543,365	01/30/2023	162,778
Bank of America, NA	JPY	402,999	USD	2,917	02/09/2023	(28,036)
Barclays Bank PLC	USD	1,104	SEK	11,464	12/01/2022	(12,263)
Barclays Bank PLC	BRL	13,191	USD	2,489	12/02/2022	(52,975)
Barclays Bank PLC	USD	1,653	BRL	8,752	12/02/2022	33,368
Barclays Bank PLC	USD	875	BRL	4,439	12/02/2022	(19,664)
Barclays Bank PLC	MYR	32,940	USD	7,366	12/15/2022	(82,115)
Barclays Bank PLC	USD	4,670	MYR	21,440	12/15/2022	177,757
Barclays Bank PLC	USD	4,405	MYR	19,448	12/15/2022	(7,937)
Barclays Bank PLC	USD	717	ZAR	12,183	12/15/2022	(12,541)
Barclays Bank PLC	ZAR	32,645	USD	1,796	12/15/2022	(91,343)
Barclays Bank PLC	CAD	1,919	USD	1,415	12/21/2022	(11,872)
Barclays Bank PLC	TWD	12,748	USD	396	12/21/2022	(21,577)
Barclays Bank PLC	USD	1,172	CAD	1,558	12/21/2022	(12,912)
Barclays Bank PLC	USD	1,300	CHF	1,238	12/21/2022	11,175
Barclays Bank PLC	USD	1,253	GBP	1,050	12/21/2022	13,116
Barclays Bank PLC	USD	1,476	INR	122,753	12/21/2022	32,617
Barclays Bank PLC	USD	1,105	NZD	1,792	12/21/2022	24,639
Barclays Bank PLC	USD	219	TWD	6,734	12/21/2022	916
Barclays Bank PLC	BRL	1,342	USD	252	01/04/2023	(4,976)
Barclays Bank PLC	USD	1,642	BRL	8,752	01/04/2023	33,910
Barclays Bank PLC	COP	2,042,039	USD	421	01/19/2023	1,082
Barclays Bank PLC	MXN	21,505	USD	1,099	01/19/2023	(6,412)
Barclays Bank PLC	USD	4,405	MXN	86,025	01/19/2023	16,428
Barclays Bank PLC	IDR	10,335,436	USD	664	01/26/2023	4,018
Barclays Bank PLC	IDR	46,809,042	USD	2,980	01/26/2023	(8,612)
Barclays Bank PLC	PHP	165,241	USD	2,833	01/26/2023	(93,206)
Barclays Bank PLC	USD	1,418	IDR	22,272,189	01/26/2023	4,270
Barclays Bank PLC	USD	294	IDR	4,565,786	01/26/2023	(2,192)
Barclays Bank PLC	KRW	1,222,367	USD	883	01/30/2023	(55,596)
Barclays Bank PLC	PLN	3,074	USD	676	01/30/2023	(1,773)
Barclays Bank PLC	USD	3,567	HUF	1,420,424	01/30/2023	(14,243)
Barclays Bank PLC	USD	1,078	KRW	1,523,674	01/30/2023	91,618
Barclays Bank PLC	CNH	4,415	USD	608	02/16/2023	(22,587)
BNP Paribas SA	USD	1,875	COP	9,141,036	01/19/2023	2,482
BNP Paribas SA	USD	4,314	IDR	67,277,355	01/26/2023	(18,923)
Brown Brothers Harriman & Co.	EUR	2,132	USD	2,110	12/08/2022	(109,412)
Brown Brothers Harriman & Co.	USD	864	EUR	837	12/08/2022	7,535
Brown Brothers Harriman & Co.	USD	1,659	ZAR	30,062	12/15/2022	78,857
Brown Brothers Harriman & Co.	CNH	7,788	USD	1,095	02/16/2023	(17,239)
Brown Brothers Harriman & Co.	USD	4,554	CNH	32,755	02/16/2023	123,254
Citibank, NA	USD	2,091	SEK	22,950	12/01/2022	94,833
Citibank, NA	USD	17,656	JPY	2,460,164	12/02/2022	159,568
Citibank, NA	USD	852	AUD	1,343	01/19/2023	61,317
Citibank, NA	USD	1,531	PHP	91,369	01/26/2023	86,956

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Citibank, NA	JPY	2,460,164	USD	17,819	02/09/2023	$(160,360)
Deutsche Bank AG	JPY	167,103	USD	1,181	12/02/2022	(28,815)
Deutsche Bank AG	CHF	2,068	USD	2,099	12/07/2022	(88,062)
Deutsche Bank AG	EUR	3,864	USD	3,752	12/08/2022	(269,897)
Deutsche Bank AG	USD	4,093	EUR	4,245	12/08/2022	326,542
Deutsche Bank AG	USD	919	EUR	882	12/08/2022	(469)
Deutsche Bank AG	ZAR	16,234	USD	891	12/15/2022	(47,795)
Deutsche Bank AG	CHF	534	USD	568	12/21/2022	2,635
Deutsche Bank AG	INR	203,953	USD	2,490	12/21/2022	(16,505)
Deutsche Bank AG	TWD	62,273	USD	1,992	12/21/2022	(46,120)
Deutsche Bank AG	USD	4,531	CAD	6,025	12/21/2022	(49,880)
Deutsche Bank AG	USD	3,354	TWD	105,869	12/21/2022	110,350
Deutsche Bank AG	CAD	1,984	USD	1,467	01/19/2023	(9,166)
Deutsche Bank AG	PHP	94,847	USD	1,656	01/26/2023	(23,810)
Deutsche Bank AG	USD	931	KRW	1,226,251	01/30/2023	10,469
Deutsche Bank AG	USD	2,694	PLN	12,265	01/30/2023	9,271
Deutsche Bank AG	CNH	26,700	USD	3,731	02/16/2023	(81,579)
Goldman Sachs Bank USA	BRL	5,157	USD	970	12/02/2022	(23,762)
Goldman Sachs Bank USA	JPY	118,496	USD	824	12/02/2022	(34,283)
Goldman Sachs Bank USA	USD	546	BRL	2,942	12/02/2022	20,685
Goldman Sachs Bank USA	USD	2,554	JPY	355,083	12/02/2022	17,232
Goldman Sachs Bank USA	USD	2,249	MYR	10,319	12/15/2022	83,834
Goldman Sachs Bank USA	USD	806	ZAR	13,920	12/15/2022	(971)
Goldman Sachs Bank USA	INR	74,371	USD	921	12/21/2022	7,116
Goldman Sachs Bank USA	INR	24,610	USD	300	12/21/2022	(2,729)
Goldman Sachs Bank USA	JPY	301,671	USD	2,169	12/21/2022	(21,266)
Goldman Sachs Bank USA	NOK	14,720	USD	1,479	12/21/2022	(16,680)
Goldman Sachs Bank USA	USD	1,283	EUR	1,242	12/21/2022	11,983
Goldman Sachs Bank USA	USD	4,671	INR	380,109	12/21/2022	723
Goldman Sachs Bank USA	USD	2,374	SEK	25,195	12/21/2022	28,684
Goldman Sachs Bank USA	PEN	2,098	USD	546	01/19/2023	1,405
Goldman Sachs Bank USA	USD	297	CLP	268,471	01/19/2023	1,846
Goldman Sachs Bank USA	USD	2,308	PHP	136,827	01/26/2023	115,330
Goldman Sachs Bank USA	HUF	883,079	USD	2,184	01/30/2023	(24,897)
Goldman Sachs Bank USA	USD	921	CZK	21,712	01/30/2023	4,003
Goldman Sachs Bank USA	CNH	12,341	USD	1,695	02/16/2023	(66,897)
Goldman Sachs Bank USA	USD	1,839	CNH	12,960	02/16/2023	10,953
HSBC Bank USA	NOK	28,763	USD	2,887	12/01/2022	(33,430)
HSBC Bank USA	USD	1,367	NOK	14,048	12/01/2022	59,515
HSBC Bank USA	USD	2,422	EUR	2,476	12/08/2022	155,476
HSBC Bank USA	CLP	221,337	USD	248	01/19/2023	946
HSBC Bank USA	PEN	3,041	USD	790	01/19/2023	412
HSBC Bank USA	USD	2,894	NOK	28,763	02/03/2023	33,393
JPMorgan Chase Bank, NA	BRL	4,258	USD	802	12/02/2022	(18,927)
JPMorgan Chase Bank, NA	JPY	2,597,347	USD	18,092	12/02/2022	(716,728)
JPMorgan Chase Bank, NA	USD	795	BRL	4,258	12/02/2022	25,831
JPMorgan Chase Bank, NA	USD	2,319	JPY	326,043	12/02/2022	42,030
JPMorgan Chase Bank, NA	EUR	2,476	USD	2,421	12/08/2022	(156,829)
JPMorgan Chase Bank, NA	AUD	3,003	USD	2,029	12/21/2022	(10,678)
JPMorgan Chase Bank, NA	CHF	4,167	USD	4,436	12/21/2022	21,912
JPMorgan Chase Bank, NA	GBP	4,232	USD	4,997	12/21/2022	(107,777)

50 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, NA	INR	109,031	USD	1,321	12/21/2022	$(18,961)
JPMorgan Chase Bank, NA	NZD	1,232	USD	766	12/21/2022	(10,441)
JPMorgan Chase Bank, NA	TWD	49,962	USD	1,564	12/21/2022	(71,263)
JPMorgan Chase Bank, NA	USD	650	GBP	547	12/21/2022	9,764
JPMorgan Chase Bank, NA	USD	4,409	JPY	614,560	12/21/2022	52,771
JPMorgan Chase Bank, NA	USD	2,657	TWD	83,038	12/21/2022	60,818
JPMorgan Chase Bank, NA	USD	504	PHP	29,037	01/26/2023	9,773
JPMorgan Chase Bank, NA	CZK	85,006	USD	3,618	01/30/2023	(4,449)
JPMorgan Chase Bank, NA	USD	1,602	CNH	11,427	02/16/2023	29,325
Morgan Stanley Capital Services, Inc.	NOK	6,939	USD	657	12/01/2022	(47,112)
Morgan Stanley Capital Services, Inc.	SEK	16,834	USD	1,549	12/01/2022	(54,481)
Morgan Stanley Capital Services, Inc.	USD	1,463	NOK	14,996	12/01/2022	59,866
Morgan Stanley Capital Services, Inc.	BRL	4,569	USD	848	12/02/2022	(32,777)
Morgan Stanley Capital Services, Inc.	JPY	123,821	USD	843	12/02/2022	(53,957)
Morgan Stanley Capital Services, Inc.	SEK	7,820	USD	741	12/02/2022	(3,665)
Morgan Stanley Capital Services, Inc.	USD	863	BRL	4,569	12/02/2022	17,422
Morgan Stanley Capital Services, Inc.	MYR	18,883	USD	4,022	12/15/2022	(247,683)
Morgan Stanley Capital Services, Inc.	USD	3,994	MYR	18,157	12/15/2022	111,831
Morgan Stanley Capital Services, Inc.	NZD	1,803	USD	1,103	12/21/2022	(33,620)
Morgan Stanley Capital Services, Inc.	TWD	18,077	USD	568	12/21/2022	(23,811)
Morgan Stanley Capital Services, Inc.	USD	1,140	INR	94,278	12/21/2022	18,661
Morgan Stanley Capital Services, Inc.	USD	1,877	TWD	57,368	12/21/2022	268
Morgan Stanley Capital Services, Inc.	USD	842	BRL	4,569	01/04/2023	32,895
Morgan Stanley Capital Services, Inc.	MXN	13,952	USD	713	01/19/2023	(4,152)
Morgan Stanley Capital Services, Inc.	IDR	26,891,238	USD	1,726	01/26/2023	9,281
Morgan Stanley Capital Services, Inc.	USD	1,196	NZD	1,939	02/02/2023	26,917
Morgan Stanley Capital Services, Inc.	USD	744	SEK	7,820	02/03/2023	3,694
Morgan Stanley Capital Services, Inc.	USD	1,812	CNH	12,962	02/16/2023	38,630
Natwest Markets PLC	MYR	13,955	USD	3,112	12/15/2022	(42,817)
Standard Chartered Bank	TWD	18,077	USD	568	12/21/2022	(23,543)
Standard Chartered Bank	USD	4,496	AUD	6,702	12/21/2022	56,309
State Street Bank & Trust Co.	DKK	3,806	USD	500	12/01/2022	(32,676)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	NOK	2,201	USD	205	12/01/2022	$(18,391)
State Street Bank & Trust Co.	SEK	7,537	USD	673	12/01/2022	(44,782)
State Street Bank & Trust Co.	USD	648	NOK	6,657	12/01/2022	27,676
State Street Bank & Trust Co.	USD	411	JPY	59,022	12/02/2022	16,505
State Street Bank & Trust Co.	USD	291	CHF	284	12/07/2022	9,293
State Street Bank & Trust Co.	EUR	4,625	USD	4,573	12/08/2022	(241,621)
State Street Bank & Trust Co.	USD	478	EUR	461	12/08/2022	1,312
State Street Bank & Trust Co.	USD	327	ZAR	5,713	12/15/2022	3,411
State Street Bank & Trust Co.	NOK	1,194	USD	119	12/21/2022	(1,909)
State Street Bank & Trust Co.	USD	229	SEK	2,400	12/21/2022	(558)
State Street Bank & Trust Co.	GBP	2,308	USD	2,749	01/18/2023	(37,711)
State Street Bank & Trust Co.	AUD	1,064	USD	671	01/19/2023	(52,658)
State Street Bank & Trust Co.	CAD	5,743	USD	4,225	01/19/2023	(47,956)
State Street Bank & Trust Co.	MXN	3,088	USD	158	01/19/2023	(624)
State Street Bank & Trust Co.	THB	43,508	USD	1,242	01/19/2023	1,651
State Street Bank & Trust Co.	THB	226,293	USD	6,138	01/19/2023	(311,454)
State Street Bank & Trust Co.	USD	342	AUD	510	01/19/2023	5,150
State Street Bank & Trust Co.	USD	6,759	THB	246,545	01/19/2023	267,631
State Street Bank & Trust Co.	USD	3,545	THB	124,191	01/19/2023	(5,726)
State Street Bank & Trust Co.	HUF	472,813	USD	1,181	01/30/2023	(1,782)
State Street Bank & Trust Co.	PLN	8,381	USD	1,843	01/30/2023	(4,108)
State Street Bank & Trust Co.	USD	780	CZK	18,427	01/30/2023	5,467
State Street Bank & Trust Co.	USD	922	SEK	9,760	02/03/2023	11,926
State Street Bank & Trust Co.	USD	428	JPY	59,022	02/09/2023	3,761
State Street Bank & Trust Co.	CNH	19,504	USD	2,741	02/16/2023	(43,811)
UBS AG	CHF	1,664	USD	1,737	12/07/2022	(22,900)
UBS AG	CLP	1,497,627	USD	1,661	01/19/2023	(7,316)

						$(1,458,423)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
AUD	15,000	07/09/2025	6 Month BBSW	3.168%	Semi- Annual	$(157,591)	$ 445,335	$(602,926)
AUD	4,740	02/23/2027	6 Month BBSW	3.040%	Semi-Annual	(101,876)	175,078	(276,954)
NZD	20,260	02/24/2027	3 Month BKBM	3.508%	Quarterly/Semi- Annual	(430,881)	490,280	(921,161)
AUD	9,490	02/27/2027	6 Month BBSW	2.975%	Semi-Annual	(221,510)	332,717	(554,227)
NZD	10,120	02/28/2027	3 Month BKBM	3.445%	Quarterly/Semi-Annual	(230,680)	228,714	(459,394)
NZD	2,370	02/28/2027	3.445%	3 Month BKBM	Semi-Annual/ Quarterly	54,059	6,002	48,057

52 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	30,190	05/13/2027	1 Day SOFR	2.682%	Annual	$(1,106,876)	$	– 0	–	$(1,106,876)
AUD	8,630	11/13/2030	6 Month BBSW	0.872%	Semi-Annual	(1,299,265)		(551,240)		(748,025)

AUD	5,500	11/13/2030	0.872%	6 Month BBSW	Semi-Annual	828,036		863,211		(35,175)
USD	4,800	05/13/2032	1.603%	1 Day SOFR	Annual	700,147		444,010		256,137

						$(1,966,437)		$2,434,107		$(4,400,544)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 37, 5 Year Index, 12/08/2022*	5.00%	Quarterly	4.01%	USD	8,682	$375,291	$421,475	$(46,184)

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2022, the aggregate market value of these securities amounted to $424,578 or 0.2% of net assets.

(e)	Fair valued by the Adviser.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

FTSE – Financial Times Stock Exchange

KC HRW – Kansas City Hard Red Winter

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

SPI – Share Price Index

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

See notes to consolidated financial statements.

54 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

November 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $143,890,059)	$162,551,764	(a)
Affiliated issuers (cost $60,897,974—including investment of cash collateral for securities loaned of $33,258)	60,897,974
Cash collateral due from broker	13,143,363
Foreign currencies, at value (cost $2,478,342)	2,484,223
Unrealized appreciation on forward currency exchange contracts	3,492,415
Receivable for capital stock sold	816,423
Receivable for variation margin on futures	768,559
Unaffiliated dividends and interest receivable	242,434
Receivable for investment securities sold	147,436
Affiliated dividends receivable	143,522
Receivable for variation margin on centrally cleared swaps	127,585

Total assets	244,815,698

Liabilities
Due to custodian	145,573
Unrealized depreciation on forward currency exchange contracts	4,950,838
Payable for capital stock redeemed	316,732
Cash collateral due to broker	250,000
Advisory fee payable	104,834
Distribution fee payable	43,961
Payable for collateral received on securities loaned	33,258
Administrative fee payable	17,913
Payable for investment securities purchased and foreign currency transactions	15,788
Foreign capital gains tax payable	15,686
Transfer Agent fee payable	11,958
Accrued expenses	268,707

Total liabilities	6,175,248

Net Assets	$238,640,450

Composition of Net Assets
Capital stock, at par	$138,362
Additional paid-in capital	247,235,256
Accumulated loss	(8,733,168)

Net Assets	$238,640,450

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$215,597,700	12,497,675	$17.25	*

C	$2,381,507	152,941	$15.57

Advisor	$17,477,887	1,001,876	$17.45

R	$376,649	21,967	$17.15

K	$785,560	45,678	$17.20

I	$2,021,147	116,065	$17.41

(a)	Includes securities on loan with a value of $3,991,213 (see Note E).

*	The maximum offering price per share for Class A shares was $18.02 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 55

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended November 30, 2022

Investment Income
Interest	$6,332,493
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $96,058)	1,760,852
Affiliated issuers	412,820
Securities lending income	15,848	$8,522,013

Expenses
Advisory fee (see Note B)	1,278,176
Distribution fee—Class A	482,602
Distribution fee—Class C	26,180
Distribution fee—Class R	2,596
Distribution fee—Class K	2,454
Transfer agency—Class A	286,614
Transfer agency—Class C	4,093
Transfer agency—Advisor Class	24,326
Transfer agency—Class R	1,378
Transfer agency—Class K	2,018
Transfer agency—Class I	2,626
Custody and accounting	175,452
Audit and tax	138,464
Administrative	105,432
Registration fees	94,997
Printing	49,732
Legal	38,548
Directors’ fees	20,265
Miscellaneous	51,030

Total expenses	2,786,983
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(25,540)

Net expenses		2,761,443

Net investment income		5,760,570

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		1,247,180
Forward currency exchange contracts		5,069,039
Futures		(992,991)
Written options		(44,539)
Swaps		1,663,047
Foreign currency transactions		1,478,841
Net change in unrealized appreciation (depreciation) of:
Investments		(18,932,732)
Forward currency exchange contracts		(1,643,662)
Futures		4,300,018
Swaps		(6,781,098)
Foreign currency denominated assets and liabilities		(447,955)

Net loss on investment and foreign currency transactions		(15,084,852)

Net Decrease in Net Assets from Operations		$(9,324,282)

See notes to consolidated financial statements.

56 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2022	Year Ended November 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,760,570	$3,435,993
Net realized gain on investment and foreign currency transactions	8,420,577	25,217,977
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(23,505,429)	(893,422)

Net increase (decrease) in net assets from operations	(9,324,282)	27,760,548
Distributions to Shareholders
Class A	(18,713,333)	(5,799,607)
Class C	(239,548)	(84,768)
Advisor Class	(1,259,118)	(394,414)
Class R	(42,888)	(14,845)
Class K	(99,365)	(39,779)
Class I	(220,478)	(68,210)
Capital Stock Transactions
Net increase (decrease)	41,189,788	(4,137,549)

Total increase	11,290,776	17,221,376
Net Assets
Beginning of period	227,349,674	210,128,298

End of period	$238,640,450	$227,349,674

See notes to consolidated financial statements.

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November 30, 2022

NOTE A

Significant Accounting Policies

AB Global Risk Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation Fund (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of November 30, 2022, net assets of the Fund were $238,640,450, of which $13,076,207, or 5%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and

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liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are

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not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each

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investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed

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securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$82,853,088		$	– 0	–	$82,853,088
Common Stocks:
Information Technology		9,767,544		786,474			– 0	–	10,554,018
Financials		6,402,790		2,486,567			37,502		8,926,859
Health Care		5,740,098		1,920,853			– 0	–	7,660,951
Industrials		5,400,207		1,496,991			30,572		6,927,770
Consumer Staples		4,606,292		1,748,412			– 0	–	6,354,704
Materials		3,862,605		1,508,256			– 0	–	5,370,861
Consumer Discretionary		3,932,067		1,137,568			– 0	–	5,069,635
Utilities		3,071,289		1,617,129			– 0	–	4,688,418
Energy		2,660,461		1,214,845			– 0	–	3,875,306
Communication Services		1,880,781		730,674			– 0	–	2,611,455
Real Estate		1,971,697		340,704			– 0	–	2,312,401
Investment Companies		14,186,741		– 0	–		0	(a)	14,186,741
Governments – Sovereign Bonds		– 0	–	1,148,759			– 0	–	1,148,759
Warrants		8,643		– 0	–		– 0	–	8,643
Preferred Stocks		2,033		– 0	–		– 0	–	2,033
Rights		122		– 0	–		– 0	–	122
Short-Term Investments		60,864,716		– 0	–		– 0	–	60,864,716
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		33,258		– 0	–		– 0	–	33,258

Total Investments in Securities		124,391,344		98,990,320	(b)		68,074	(a)	223,449,738
Other Financial Instruments(c):
Assets:
Futures		2,595,173		– 0	–		– 0	–	2,595,173	(d)
Forward Currency Exchange Contracts		– 0	–	3,492,415			– 0	–	3,492,415

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Centrally Cleared Interest Rate Swaps	$	– 0	–	$1,582,242		$	– 0	–	$1,582,242	(d)
Centrally Cleared Credit Default Swaps		– 0	–	375,291			– 0	–	375,291	(d)
Liabilities:
Futures		(1,946,562)		– 0	–		– 0	–	(1,946,562	)(d)
Forward Currency Exchange Contracts		– 0	–	(4,950,838)			– 0	–	(4,950,838)
Centrally Cleared Interest Rate Swaps		– 0	–	(3,548,679)			– 0	–	(3,548,679	)(d)

Total		$125,039,955		$95,940,751			$68,074	(a)	$221,048,780

(a)	The Fund held securities with zero market value at period end.

(b)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(d)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective

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class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2022, the reimbursement for such services amounted to $105,432.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $131,174 for the year ended November 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,571 from the sale of Class A shares and received $185 and $43 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

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advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2022, such waiver amounted to $25,022.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2022 is as follows:

Fund	Market Value 11/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$8,456	$217,713	$165,304	$60,865	$413
Government Money Market Portfolio*	4,140	59,675	63,782	33	3

Total				$60,898	$416

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,515,889, $426,650 and

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$259,670 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,166,269		$7,922,626
U.S. government securities	– 0	–	28,350,326

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$233,493,091

Gross unrealized appreciation	$38,437,729
Gross unrealized depreciation	(49,396,898)

Net unrealized depreciation	$(10,959,169)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for

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non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts

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are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised,

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the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended November 30, 2022, the Fund held purchased options for hedging and non-hedging purposes. During the year ended November 30, 2022, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in

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cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two

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parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and

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credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended November 30, 2022, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC

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counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended November 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$232,341	*	Receivable/ Payable for variation margin on futures	$156,745	*

Equity contracts	Receivable/ Payable for variation margin on futures	1,496,301	*	Receivable/ Payable for variation margin on futures	670,088	*

Commodity contracts	Receivable/ Payable for variation margin on futures	866,531	*	Receivable/ Payable for variation margin on futures	1,119,729	*

Credit contracts				Receivable/ Payable for variation margin on centrally cleared swaps	46,184	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/ Payable for variation margin on centrally cleared swaps	$304,194	*	Receivable/ Payable for variation margin on centrally cleared swaps	$4,704,738	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,492,415		Unrealized depreciation on forward currency exchange contracts	4,950,838

Total		$6,391,782			$11,648,322

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(4,281,385)	$(159,335)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(2,405,341)	2,440,546

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	5,693,735	2,018,807

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	5,069,039	(1,643,662)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	$689,733	$	– 0	–

Equity contracts	Net realized gain (loss) on written options; Net change in unrealized appreciation (depreciation) of written options	(44,539)		– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	1,579,964		(6,778,548)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(56,268)		43,634

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	139,351		(46,184)

Total		$6,384,289		$(4,124,742)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2022:

Futures:
Average notional amount of buy contracts	$127,711,935
Average notional amount of sale contracts	$45,007,103
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$152,623,199
Average principal amount of sale contracts	$195,013,316
Purchased Options:
Average notional amount	$8,932,500	(a)
Written Options:
Average notional amount	$18,033,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$92,406,759

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Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$8,717,380	(b)
Variance Swaps:
Average notional amount	$1,219,300	(c)

(a)	Positions were open for two months during the year.

(b)	Positions were open for ten months during the year.

(c)	Positions were open for four months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$438,115	$(438,115)	$	– 0	–		$–0	–	$	– 0	–
Barclays Bank PLC	444,914	(444,914)		– 0	–		– 0	–		– 0	–
BNP Paribas SA	2,482	(2,482)		– 0	–		– 0	–		– 0	–
Brown Brothers Harriman & Co.	209,646	(126,651)		– 0	–		– 0	–		82,995
Citibank, NA	402,674	(160,360)		(242,314)			– 0	–		– 0	–
Deutsche Bank AG	459,267	(459,267)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	303,794	(191,485)		– 0	–		– 0	–		112,309
HSBC Bank USA	249,742	(33,430)		– 0	–		– 0	–		216,312
JPMorgan Chase Bank, NA	252,224	(252,224)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services, Inc.	319,465	(319,465)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	56,309	(23,543)		– 0	–		– 0	–		32,766
State Street Bank & Trust Co.	353,783	(353,783)		– 0	–		– 0	–		– 0	–

Total	$3,492,415	$(2,805,719)		$(242,314)		$	– 0	–		$444,382	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group	$23,102	$	– 0	–	$	– 0	–	$	– 0	–	$23,102
Bank of America, NA	640,339		(438,115)			– 0	–		– 0	–	202,224
Barclays Bank PLC	534,796		(444,914)			– 0	–		(16,883)		72,999
BNP Paribas SA	18,923		(2,482)			– 0	–		– 0	–	16,441
Brown Brothers Harriman & Co.	126,651		(126,651)			– 0	–		– 0	–	– 0	–
Citibank, NA	160,360		(160,360)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	662,098		(459,267)			– 0	–		– 0	–	202,831
Goldman Sachs Bank USA	191,485		(191,485)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	33,430		(33,430)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	1,116,053		(252,224)			– 0	–		– 0	–	863,829
Morgan Stanley Capital Services, Inc.	501,258		(319,465)			(181,793)			– 0	–	– 0	–
Natwest Markets PLC	42,817		– 0	–		– 0	–		– 0	–	42,817
Standard Chartered Bank	23,543		(23,543)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	845,767		(353,783)			– 0	–		– 0	–	491,984
UBS AG	30,216		– 0	–		– 0	–		– 0	–	30,216

Total	$4,950,838		$(2,805,719)			$(181,793)			$(16,883)		$1,946,443	^

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon

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termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$3,991,213	$33,258	$3,956,213	$12,548	$3,300	$518

*	As of November 30, 2022.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021

Class A
Shares sold	2,601,935	542,310	$43,611,223	$10,606,235

Shares issued in reinvestment of dividends	908,116	290,752	16,682,098	5,201,557

Shares converted from Class C	17,124	54,786	300,397	1,089,132

Shares redeemed	(1,430,850)	(1,011,510)	(25,406,324)	(19,754,887)

Net increase (decrease)	2,096,325	(123,662)	$35,187,394	$(2,857,963)

Class C
Shares sold	46,211	41,062	$744,664	$729,659

Shares issued in reinvestment of dividends	13,052	4,540	217,974	74,359

Shares converted to Class A	(18,903)	(60,051)	(300,397)	(1,089,132)

Shares redeemed	(34,942)	(43,002)	(544,000)	(766,253)

Net increase (decrease)	5,418	(57,451)	$118,241	$(1,051,367)

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	Shares		Amount
	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021

Advisor Class
Shares sold	725,996	140,954	$12,975,668	$2,786,533

Shares issued in reinvestment of dividends	55,450	18,868	1,027,490	340,187

Shares redeemed	(455,794)	(148,093)	(7,857,465)	(2,951,132)

Net increase	325,652	11,729	$6,145,693	$175,588

Class R
Shares sold	13,982	1,130	$259,468	$21,821

Shares issued in reinvestment of dividends	2,341	832	42,887	14,845

Shares redeemed	(19,250)	(12,026)	(342,203)	(227,893)

Net decrease	(2,927)	(10,064)	$(39,848)	$(191,227)

Class K
Shares sold	10,512	7,792	$183,730	$147,707

Shares issued in reinvestment of dividends and distributions	5,424	2,230	99,358	39,777

Shares redeemed	(25,970)	(26,984)	(449,618)	(521,824)

Net decrease	(10,034)	(16,962)	$(166,530)	$(334,340)

Class I
Shares sold	8,158	19,527	$146,269	$388,041

Shares issued in reinvestment of dividends and distributions	11,924	3,789	220,473	68,208

Shares redeemed	(23,001)	(17,261)	(421,904)	(334,489)

Net increase (decrease)	(2,919)	6,055	$(55,162)	$121,760

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value, or NAV, when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

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Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$20,574,730	$6,401,623

Total distributions paid	$20,574,730	$6,401,623

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$13,052,929
Accumulated capital and other losses	(351,150	)(a)
Unrealized appreciation (depreciation)	(10,863,576	)(b)

Total accumulated earnings (deficit)	$1,838,203	(c)

(a)

As of November 30, 2022, the Fund had a net capital loss carryforward of $303,845. During the fiscal year, the Fund utilized $266,482 of capital loss carry forwards to offset current year net realized gains. As of November 30, 2022, the cumulative deferred loss on straddles was $47,305.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2022, the Fund had a net short-term capital loss carryforward of $303,845, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares and book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net increase in accumulated loss and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 19.91		$ 18.11		$ 16.77	$ 15.62		$ 16.75

Income From Investment Operations

Net investment income (loss)(a)(b)	.47		.29		(.01)	.08		.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.33)		2.06		1.58	1.16		(.76)

Contributions from Affiliates	– 0	–	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.86)		2.35		1.57	1.24		(.61)

Less: Dividends and Distributions

Dividends from net investment income	(1.80)		(.55)		(.21)	(.09)		(.52)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Total dividends and distributions	(1.80)		(.55)		(.23)	(.09)		(.52)

Net asset value, end of period	$ 17.25		$ 19.91		$ 18.11	$ 16.77		$ 15.62

Total Return

Total investment return based on net asset value(d)*	(4.90	)%(e)	13.45%		9.39%	7.99%		(3.81)%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$215,597		$207,089		$190,591	$194,924		$202,193

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)	1.29%		1.27%		1.36%	1.37%		1.28%

Expenses, before waivers/reimbursements(f)(g)	1.30%		1.27%		1.37%	1.37%		1.29%

Net investment income (loss)(b)	2.66%		1.50%		(.06)%	.47%		.94%

Portfolio turnover rate	1%		7%		20%	3%		9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%		.02%		.02%	.00%		.01%

See footnote summary on page 93.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 18.09		$ 16.50		$ 15.26	$ 14.24		$ 15.17

Income From Investment Operations

Net investment income (loss)(a)(b)	.31		.12		(.15)	(.04)		.03

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.20)		1.89		1.46	1.06		(.70)

Contributions from Affiliates	– 0	–	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.89)		2.01		1.31	1.02		(.67)

Less: Dividends and Distributions

Dividends from net investment income	(1.63)		(.42)		(.05)	– 0	–	(.26)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Total dividends and distributions	(1.63)		(.42)		(.07)	– 0 –		(.26)

Net asset value, end of period	$ 15.57		$ 18.09		$ 16.50	$ 15.26		$ 14.24

Total Return

Total investment return based on net asset value(d)*	(5.59	)%(e)	12.57%		8.57%	7.16%		(4.50)%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,382		$2,669		$3,382	$4,115		$7,588

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)	2.05%		2.03%		2.12%	2.13%		2.04%

Expenses, before waivers/reimbursements(f)(g)	2.06%		2.03%		2.13%	2.13%		2.05%

Net investment income (loss)(b)	1.92%		.69%		(1.02)%	(.30)%		.17%

Portfolio turnover rate	1%		7%		20%	3%		9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%		.02%		.02%	.00%		.01%

See footnote summary on page 93.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 20.12		$ 18.29		$ 16.93	$ 15.77		$ 16.92

Income From Investment Operations

Net investment income(a)(b)	.52		.35		.01	.12		.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.34)		2.07		1.62	1.17		(.79)

Contributions from Affiliates	– 0	–	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.82)		2.42		1.63	1.29		(.59)

Less: Dividends and Distributions

Dividends from net investment income	(1.85)		(.59)		(.25)	(.13)		(.56)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Total dividends and distributions	(1.85)		(.59)		(.27)	(.13)		(.56)

Net asset value, end of period	$ 17.45		$ 20.12		$ 18.29	$ 16.93		$ 15.77

Total Return

Total investment return based on net asset value(d)*	(4.65	)%(e)	13.69%		9.68%	8.27%		(3.58)%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$17,477		$13,604		$12,153	$14,632		$13,201

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)	1.04%		1.02%		1.12%	1.12%		1.03%

Expenses, before waivers/reimbursements(f)(g)	1.05%		1.02%		1.12%	1.12%		1.04%

Net investment income(b)	2.90%		1.78%		.06%	.72%		1.20%

Portfolio turnover rate	1%		7%		20%	3%		9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%		.02%		.02%	.00%		.01%

See footnote summary on page 93.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 19.79		$ 17.94		$ 16.61	$ 15.47		$ 16.59

Income From Investment Operations

Net investment income (loss)(a)(b)	.46		.19		(.18)	.00	(c)	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.38)		2.08		1.68	1.18		(.75)

Contributions from Affiliates	– 0	–	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.92)		2.27		1.50	1.18		(.66)

Less: Dividends and Distributions

Dividends from net investment income	(1.72)		(.42)		(.15)	(.04)		(.46)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Total dividends and distributions	(1.72)		(.42)		(.17)	(.04)		(.46)

Net asset value, end of period	$ 17.15		$ 19.79		$ 17.94	$ 16.61		$ 15.47

Total Return

Total investment return based on net asset value(d)*	(5.19	)%(e)	13.00%		9.03%	7.63%		(4.11)%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$377		$493		$627	$1,373		$1,952

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)	1.65%		1.64%		1.70%	1.71%		1.62%

Expenses, before waivers/reimbursements(f)(g)	1.66%		1.64%		1.71%	1.71%		1.63%

Net investment income (loss)(b)	2.57%		.95%		(1.11)%	.00	%(h)	.58%

Portfolio turnover rate	1%		7%		20%	3%		9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%		.02%		.02%	.00%		.01%

See footnote summary on page 93.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 19.84		$ 18.06		$ 16.72	$ 15.58		$ 16.71

Income From Investment Operations

Net investment income (loss)(a)(b)	.46		.27		(.02)	.07		.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.32)		2.06		1.58	1.16		(.77)

Contributions from Affiliates	– 0	–	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.86)		2.33		1.56	1.23		(.62)

Less: Dividends and Distributions

Dividends from net investment income	(1.78)		(.55)		(.20)	(.09)		(.51)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Total dividends and distributions	(1.78)		(.55)		(.22)	(.09)		(.51)

Net asset value, end of period	$ 17.20		$ 19.84		$ 18.06	$ 16.72		$ 15.58

Total Return

Total investment return based on net asset value(d)*	(4.93	)%(e)	13.41%		9.35%	7.93%		(3.80)%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$786		$1,105		$1,312	$1,313		$1,147

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)	1.34%		1.33%		1.40%	1.40%		1.31%

Expenses, before waivers/reimbursements(f)(g)	1.35%		1.33%		1.40%	1.40%		1.32%

Net investment income (loss)(b)	2.59%		1.40%		(.13)%	.43%		.91%

Portfolio turnover rate	1%		7%		20%	3%		9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%		.02%		.02%	.00%		.01%

See footnote summary on page 93.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 20.09		$ 18.27		$ 16.91	$ 15.76		$ 16.90

Income From Investment Operations

Net investment income(a)(b)	.53		.35		.04	.13		.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.35)		2.07		1.60	1.16		(.77)

Contributions from Affiliates	– 0	–	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.82)		2.42		1.64	1.29		(.57)

Less: Dividends and Distributions

Dividends from net investment income	(1.86)		(.60)		(.26)	(.14)		(.57)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Total dividends and distributions	(1.86)		(.60)		(.28)	(.14)		(.57)

Net asset value, end of period	$ 17.41		$ 20.09		$ 18.27	$ 16.91		$ 15.76

Total Return

Total investment return based on net asset value(d)*	(4.63	)%(e)	13.78%		9.72%	8.27%		(3.52)%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,021		$2,390		$2,063	$3,095		$2,083

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)	1.02%		.99%		1.06%	1.07%		.98%

Expenses, before waivers/reimbursements(f)(g)	1.03%		1.00%		1.07%	1.07%		.98%

Net investment income(b)	2.95%		1.77%		.21%	.78%		1.25%

Portfolio turnover rate	1%		7%		20%	3%		9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%		.02%		.02%	.00%		.01%

See footnote summary on page 93.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2022, November 30, 2021, November 30, 2020 and November 30, 2018, such waiver amounted to .01%, .02%, .01% and ..01%, respectively.

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended November 30,
	2022	2021	2020	2019	2018
Class A
Net of waivers/reimbursements	1.29%	1.27%	1.36%	1.35%	1.27%
Before waivers/reimbursements	1.30%	1.27%	1.37%	1.36%	1.28%
Class C
Net of waivers/reimbursements	2.05%	2.03%	2.12%	2.11%	2.03%
Before waivers/reimbursements	2.06%	2.03%	2.13%	2.11%	2.04%
Advisor Class
Net of waivers/reimbursements	1.04%	1.02%	1.12%	1.10%	1.02%
Before waivers/reimbursements	1.05%	1.02%	1.12%	1.11%	1.03%
Class R
Net of waivers/reimbursements	1.65%	1.64%	1.70%	1.69%	1.62%
Before waivers/reimbursements	1.66%	1.64%	1.71%	1.69%	1.62%
Class K
Net of waivers/reimbursements	1.34%	1.33%	1.40%	1.38%	1.30%
Before waivers/reimbursements	1.35%	1.33%	1.40%	1.38%	1.31%
Class I
Net of waivers/reimbursements	1.02%	.99%	1.06%	1.05%	.97%
Before waivers/reimbursements	1.03%	1.00%	1.07%	1.05%	.97%

(h)	Amount is less than .005%.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2020, November 30, 2019 and November 30, 2018 by .01%, .31% and .01%, respectively.

See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Global Risk Allocation Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB Global Risk Allocation Fund, Inc. (the “Fund”), including the consolidated portfolio of investments, as of November 30, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at November 30, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 27, 2023

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2022. For individual shareholders, the Fund designates 7.68% of dividends paid as qualified dividend income. For corporate shareholders, 2.85% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 19.84% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr. (1)

OFFICERS

Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 70 (2008)

Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023 and he has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.

		75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011 and Chair of its Audit Committee since December 2022

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,## 81 (2005)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	75	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Leon Zhu 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer	Vice President of the Adviser since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Risk Allocation Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its net assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President

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and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a

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reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

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Select US Equity Portfolio

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We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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AB GLOBAL RISK ALLOCATION FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GRA-0151-1122

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Risk Allocation	2021	$99,392	$—	$31,512
	2022	$88,612	$—	$56,717

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Risk Allocation	2021	$958,752	$31,512
			$—
			$(31,512)
	2022	$1,989,174	$56,717
			$—
			$(56,717)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Risk Allocation Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	January 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	January 27, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 27, 2023